UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A
(RULE 14a-101)

_____________________________________

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LogicMark, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2801 Diode Lane
Louisville, KY 40299
(502) 442-7911

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on August 15, 2025

The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at:
https://web.viewproxy.com/LGMK/2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 15, 2025

To the Stockholders of LogicMark, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of LogicMark, Inc., a Nevada corporation (the “Company”), will be held on August 15, 2025 at 12:00 p.m. (Eastern Time) in the offices of Sullivan & Worcester LLP at 1251 Avenue of the Americas, 19th Floor, New York, NY 10020. The Annual Meeting is being held for the following purposes:

1.      To elect five (5) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”);

2.      To consider and vote on a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025 (“Proposal No. 2”);

3.      To authorize the board of directors (the “Board”) to amend the Company’s articles of incorporation, as amended, as then in effect (the “Charter”), to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), by a ratio in the range of one-for-three hundred to one-for-seven hundred fifty, no later than December 31, 2025 (“Proposal No. 3”);

4.      To authorize the Board to amend the Charter by amending the Company’s Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock, as amended, and then in effect (the “Series C Certificate of Designations”) to (i) effect a reverse stock split of all of the Company’s outstanding shares of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), by the same ratio that the Board selects for the reverse stock split of our Common Stock described in Proposal No. 3 and simultaneously therewith (the “Series C Reverse Stock Split”) and (ii) if applicable, proportionally adjust the stated value of the Series C Preferred Stock to reflect the ratio selected for the Series C Reverse Stock Split (collectively, “Proposal No. 4”);

5.      To authorize the Board to amend the Charter by deleting language prohibiting the Company from decreasing the number of authorized shares of Common Stock or preferred stock below the applicable number of shares thereof then outstanding, and to make other technical amendments to the Charter due to such deletion (“Proposal No. 5”); and

6.      To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of shares of Common Stock, stockholders of record of the Series C Preferred Stock, and stockholders of record of the Company’s Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), at the close of business on June 23, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Our Board of Directors recommends that you vote “FOR” each of the proposals.

All stockholders who are record or beneficial owners of shares of Common Stock, the one record holder of shares of Series C Preferred Stock and the one record holder of shares of Series F Preferred Stock on the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock that you own. Only record or beneficial owners of the Common Stock, Series C Preferred Stock and/or Series F Preferred Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. If you desire to submit your vote via internet or telephone, follow the instructions at https://web.viewproxy.com/LGMK/2025 and in the proxy materials, and use the 11-digit control number provided in the proxy materials. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock on the Record Date will be disregarded.

Louisville, Kentucky	By Order of the Board of Directors,
July 10, 2025	/s/ Mark Archer
Mark Archer
Chief Financial Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE PROMPTLY BY RETURNING YOUR SIGNED PROXY CARD EITHER ONLINE, OVER THE PHONE OR BY MAIL AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

Page
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS	1
Information Concerning the Proxy Materials and the Annual Meeting	1
Voting Procedures and Vote Required	2
Delivery of Documents to Stockholders Sharing an Address	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
ELECTION OF DIRECTORS (Proposal No. 1)	8
CORPORATE GOVERNANCE	11
Board of Directors	11
Director Independence	11
Board Meetings and Attendance	11
Annual Meeting Attendance	11
Stockholder Communications with the Board	11
Board Committees	11
Family Relationships	13
Involvement in Certain Legal Proceedings	14
Leadership Structure of the Board	14
Risk Oversight	14
DIRECTOR COMPENSATION	16
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	17
EXECUTIVE OFFICER COMPENSATION	18
Summary Compensation Table for Fiscal Years 2024 and 2023	18
Employment Agreements	18
Other Compensation	19
Pay vs. Performance	20
Outstanding Equity Awards as of December 31, 2024	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
INSIDER TRADING ARRANGEMENTS AND POLICIES	24
AUDIT COMMITTEE REPORT	25
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (Proposal No. 2)	26
Fees Paid to Independent Registered Public Accounting Firm	26
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant	27
Vote Required and Recommendation	27
AUTHORIZATION OF THE BOARD TO AMEND THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF COMMON STOCK, NO LATER THAN DECEMBER 31, 2025 (Proposal No. 3)	28
Summary	28
Board Requirement to Implement the Common Stock Reverse Stock Split	29
Risks of the Common Stock Reverse Stock Split	30
Principal Effects of the Common Stock Reverse Stock Split	31
Fractional Shares	33
No Dissenters’ Rights	33
Certain United States Federal Income Tax Consequences	33
Accounting Consequences	34
Exchange of Stock Certificates	34
Book-Entry	35
Interests of Directors and Executive Officers	35
Vote Required and Recommendation	35

i

Page
AUTHORIZATION OF THE BOARD TO AMEND THE CHARTER BY AMENDING THE SERIES C CERTIFICATE OF DESIGNATIONS TO EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF SERIES C PREFFERED STOCK AND IF APPLICABLE, ADJUST THE STATED VALUE OF THE SERIES C PREFERRED STOCK (Proposal No. 4)	36
Summary	36
Implementation of the Series C Reverse Stock Split	37
Increase in the Stated Value of the Series C Preferred Stock	37
Principal Effects of the Series C Reverse Stock Split and Increase in the Stated Value of the Series C Preferred Stock	38
Fractional Shares	38
No Dissenters’ Rights	39
Certain United States Federal Income Tax Consequences	39
Exchange of Stock Certificates	39
Interests of Directors and Executive Officers	39
Vote Required and Recommendation	39
AUTHORIZATION OF THE BOARD TO AMEND THE CHARTER BY DELETING LANGUAGE PROHIBITING THE COMPANY FROM DECREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OR PREFERRED STOCK BELOW THE APPLICABLE NUMBER OF SHARES THEREOF THEN OUTSTANDING (PROPOSAL NO. 5)	40
Summary	40
Interests of Directors and Executive Officers	41
Vote Required and Recommendation	41
FUTURE STOCKHOLDER PROPOSALS	42
EXPENSES AND SOLICITATION	42
OTHER BUSINESS	42
INCORPORATION OF DOCUMENTS BY REFERENCE	42
APPENDIX A — FORM OF CERTIFICATE OF CHANGE	A-1
APPENDIX B — FORM OF CERTIFICATE OF AMENDMENT OF SERIES C CERTIFICATE OF DESIGNATIONS	B-1
APPENDIX C — FORM OF CERTIFICATE OF AMENDMENT	C-1
PROXY CARD	PC-1

ii

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), LogicMark, Inc., a Nevada corporation, is referred to as “LogicMark,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 12:00 p.m. (Eastern Time) on August 15, 2025 in the offices of Sullivan & Worcester LLP at 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), your shares of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and/or your shares of Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Copies of our Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2025, will be available at https://web.viewproxy.com/LGMK/2025. Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about July 15, 2025.

Only stockholders of record of our shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock as of the close of business on June 23, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 576,305,099 shares of Common Stock were issued and outstanding, 1 share of Series C Preferred Stock was issued and outstanding, held by one record holder and 106,333 shares of Series F Preferred Stock were issued and outstanding, held by one record holder. Holders of shares of Common Stock and the holder of the one share Series C Preferred Stock are entitled to one (1) vote per share for each share of Common Stock and share of Series C Preferred Stock held by them, respectively. The holder of shares of Series F Preferred Stock will be entitled to vote on an as-converted to Common Stock basis with respect to 82 votes for the shares of Series F Preferred Stock held by such holder (for further information, please see the section below titled “Security Ownership of Certain Beneficial Owners and Management”). Stockholders may vote in person or by proxy; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Mark Archer is named as attorney-in-fact in the proxy. Mr. Archer is our Chief Financial Officer (“CFO”) and will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect five (5) members of our Board, each to serve until the Company’s 2026 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2025 (“Proposal No. 2”); (iii) a proposal to authorize the Board to amend the Company’s articles of incorporation, as then in effect (the “Charter”), to effect a reverse stock split of all of the outstanding shares of Common Stock by a ratio in the range of one-for-three hundred to one-for-seven hundred fifty, no later than December 31, 2025 (the “Common Stock Reverse Stock Split”, and such proposal, “Proposal No. 3”); (iv) a proposal to authorize the Board to amend the

Charter by amending the Company’s Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock, as amended, and then in effect (the “Series C Certificate of Designations”) to (a) effect a reverse stock split of all of the Company’s outstanding shares of Series C Preferred Stock by the same ratio that the Board selects for the Common Stock Reverse Stock Split and simultaneously therewith (the “Series C Preferred Stock Split”) and (b) if applicable, proportionally adjust the stated value of the Series C Preferred Stock to reflect the ratio selected for the Series C Reverse Stock Split (collectively, “Proposal No. 4”); and (v) a proposal to authorize the Board to amend the Charter by deleting language prohibiting the Company from decreasing the number of authorized shares of Common Stock or preferred stock below the applicable number of shares thereof then outstanding, and to make other technical amendments to the Charter due to such deletion (“Proposal No. 5”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Instructions regarding each method of voting are provided in the notice of Annual Meeting and stockholders can access such proxy materials and vote at https://web.viewproxy.com/LGMK/2025. If you desire to submit your vote via internet or telephone, follow the instructions at https://web.viewproxy.com/LGMK/2025 and use the stockholder identification number provided in such proxy materials.

Mr. Archer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least one-third (1/3) of the issued and outstanding shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, in the aggregate, entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).

Our Charter does not authorize cumulative voting. Nevada law and our bylaws (the “Bylaws”) provide that directors are to be elected by a plurality of the votes cast by holders of the shares of Common Stock and Series C Preferred Stock, as well as shares of Series F Preferred Stock on an as-converted to Common Stock basis. This means that the five (5) candidates receiving the highest number of votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 2).

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Charter, our Bylaws or applicable law), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock and Series C Preferred Stock, as well as the shares of Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

Vote Required for Authorization of the Board to Amend the Charter to Effect a Reverse Stock Split of All Outstanding Shares of Common Stock by a Ratio in the Range of One-for-Three Hundred to One-for-Seven Hundred Fifty, No Later than December 31, 2025 (Proposal No. 3).

Nevada law and our Bylaws provide that a proposal to amend the Charter to effect a reverse stock split of all outstanding shares of Common Stock shall be determined by the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock and Series C Preferred Stock, as well as the shares of Series F Preferred Stock on an as-converted to

Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve this Proposal No. 3. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

Vote Required for Authorization of the Board to Amend the Charter by Amending the Series C Certificate of Designations to (i) Effect a Reverse Stock Split of All Outstanding Shares of Series C Preferred Stock by the Same Ratio that the Board Selects for the Common Stock Reverse Stock Split and Simultaneously Therewith and (ii) If Applicable, Proportionally Adjust the Stated Value of the Series C Preferred Stock to Reflect the Ratio Selected for the Series C Reverse Stock Split (collectively, Proposal No. 4).

Nevada law and our Bylaws provide that a proposal to amend the Charter by amending the Series C Certificate of Designations as set forth in Proposal No. 4 shall be determined by the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote. Additionally, pursuant to the provisions of the Series C Certificate of Designations and the applicable provisions of Chapter 78 of the Nevada Revised Statutes, as amended (“NRS”), as long as the Series C Preferred Reverse Stock Split is implemented at the same ratio as the Common Stock Reverse Stock Split described in Proposal No. 3 and is conditioned upon our implementing the Common Stock Reverse Stock Split, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock and the Series C Preferred Stock, as well as the shares of Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve this Proposal No. 4. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 4.

Vote Required for Authorization of the Board to Amend the Charter by Deleting Language Prohibiting the Company from Decreasing the Number of Authorized Shares of Common Stock or Preferred Stock Below the Applicable Number of Shares Thereof Then Outstanding, and to Make Other Technical Amendments to the Charter Due to Such Deletion (Proposal No.    5).

Nevada law and our Bylaws provide that a proposal to amend the Charter shall be determined by the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock issued and outstanding as of the Record Date. Accordingly, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series C Preferred Stock, as well as the shares of Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, entitled to vote on the matter, will be required to approve this Proposal No. 5. Abstentions and broker non-votes, if any, will have the same effect as votes against this Proposal No. 5.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a plurality of the votes cast” and such shares that constitute broker non-votes are not considered entitled to vote; however broker non-votes are counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of a “majority of shares outstanding and entitled to vote on the matter”, and such shares that constitute broker non-votes are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum.

The vote on Proposal No. 1 is considered “non-routine” and the votes on Proposal Nos. 2, 3, 4 and 5 are considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions will have no effect on any of the proposals except for Proposal No. 5, in which case, abstentions by holders of Common Stock, Series C Preferred Stock and Series F Preferred Stock on an as-converted to Common Stock basis, are counted as a vote against such proposal.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chief Financial Officer.

Stockholders will not be entitled to dissenters’ rights with respect to any proposal to be considered and voted on at the Annual Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will provide only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting proxy materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting proxy materials to the Company at Corporate Secretary, 2801 Diode Lane, Louisville, KY 40299, telephone: (502) 442-7911, email: legal@logicmark.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 9, 2025, information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding voting securities;

•        each of our named executive officers;

•        each of our directors; and

•        all of our named executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock within sixty (60) days of July 9, 2025. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock, Series C Preferred Stock and Series F Preferred Stock held by each holder or group of holders named above, any shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock that such holder or holders has the right to acquire within sixty (60) days of July 9, 2025 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The presentation of the shares of Common Stock and Series C Preferred Stock on the following table reflects the Company’s reverse stock splits of its Common Stock and Series C Preferred Stock that were effected on November 18, 2024. The inclusion herein of any shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o LogicMark, Inc., 2801 Diode Lane, Louisville, KY 40299.

	Shares Beneficially Owned						% Total Voting Power(1)(2)
	Common Stock		Series C Preferred Stock		Series F Preferred Stock
Name of Beneficial Owner	Shares(1)	%(1)	Shares	%	Shares	%
Non-Director or Officer 5% Stockholders:
Alpha Capital Anstalt(3)	7,751	*	—	—	106,333	100%	*
Giesecke+Devrient Mobile Security America, Inc.(4)	—	—	1	100%	—	—	*
Directors and Executive Officers:
Chia-Lin Simmons, Chief Executive Officer and Director(5)	213,483	*	—	—	—	—	*
Mark Archer, Chief Financial Officer(6)	132,465	*	—	—	—	—	*
Robert Curtis, Director(7)	3,102,635	*	—	—	—	—	*
John Pettitt, Director(8)	3,102,580	*	—	—	—	—	*
Barbara Gutierrez, Director(9)	3,102,570	*	—	—	—	—	*
Carine Schneider, Director(10)	3,101,843	*	—	—	—	—	*
Directors and Executive Officers as a Group (6 persons)	12,755,576	2.17	—	—	—	—	2.17

____________

*        Less than 1%

(1)    The number of shares owned and the beneficial ownership percentages set forth in these columns are based on 576,305,099 shares of Common Stock, 1 share of Series C Preferred Stock, and 106,333 shares of Series F Preferred Stock convertible into an aggregate of 107 shares of Common Stock, issued and outstanding as of July 9, 2025. Shares of Common Stock issuable pursuant to options, preferred stock or warrants currently exercisable or exercisable within sixty (60) days are considered outstanding for purposes of computing the percentage beneficial ownership of the holder of such options, preferred stock, or warrants; they are not considered outstanding for purposes of computing the percentage of any other stockholder. Exercises of certain warrants and conversions of certain shares of preferred stock held by certain stockholders listed above are subject to certain beneficial ownership limitations, which provide that a holder of such securities will not have the right to exercise or convert any portion of such securities, as applicable, if such holder, together with such holder’s affiliates, would beneficially own in excess of 4.99% or 9.99%, as applicable, of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, provided that upon at least 61 days’ prior notice to the Company, such holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of Common Stock outstanding. As a result, the number of shares of Common Stock reflected in these columns as beneficially owned by the applicable stockholders includes (a) any outstanding shares of Common Stock held by such stockholder, and (b) if any, the securities convertible into or exercisable for shares of Common Stock that may be held by such stockholder, in each case which such stockholder has the right to acquire as of July 9, 2025 and without such holder or any of such holder’s affiliates beneficially owning more than 4.99% or 9.99%, as applicable, of the number of outstanding shares of Common Stock as of July 9, 2025.

(2)      Percentage of total voting power represents voting power with respect to all shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock. The holders of our Common Stock and Series C Preferred Stock are entitled to one vote per share. The holders of our Series F Preferred Stock vote on an as-converted to Common Stock basis.

(3)      Beneficial ownership includes an aggregate of 3,713 shares of Common Stock, an aggregate of 3,931 shares of Common Stock issuable upon exercise of all such holder’s warrants and 107 shares of Common Stock issuable upon conversion of such holder’s shares of Series F Preferred Stock. Konrad Ackermann has voting and investment control over the securities held by Capital Anstalt. The principal business address of Alpha Capital Anstalt is Altenbach 8 -9490 Vaduz, Principality of Liechtenstein.

(4)      Giesecke+Devrient Mobile Security America, Inc. (“G&D”) is the sole holder of our Series C Preferred Stock and thus has 100% of the voting power of our outstanding shares of Series C Preferred Stock, which have the same voting rights as our shares of Common Stock (one vote per share). The address for G&D is 45925 Horseshoe Drive, Dulles, VA 20166.

(5)      Represents (i) 534 shares of restricted stock granted outside the Company’s 2013 Long-Term Stock Incentive Plan (“2013 LTIP”) and the Company’s 2017 Stock Incentive Plan (“2017 SIP”), which vest over a period of 48 months, with one quarter on the anniversary of the grant and 1/16 each subsequent quarter until all shares have vested, so long as Ms. Simmons remains in the service of the Company, (ii) 409 shares of restricted stock granted under the 2013 LTIP, which shares vest over a period of three (3) years commencing on January 3, 2022, with 68 shares having vested on July 3, 2022, and thereafter, 34 shares to vest on the first day of each subsequent quarter until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for each such quarter, (iii) 2,480 shares of restricted stock granted pursuant to the Company’s 2023 Stock Incentive Plan (“2023 Plan”), which shares vest over a period commencing on July 3, 2023, with 1/4 of such shares vested on July 3, 2024, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for each such quarter, (iv) 1,848 shares of restricted stock granted pursuant to the 2023 Plan, which shares vest over a period commencing on April 3, 2024, with 1/4 of such shares to vest on April 3, 2025, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for each such quarter, (v) 116,900 shares of restricted stock granted pursuant to the 2023 Plan, which shares vest over a period commencing on January 2, 2025, with 1/4 of such shares to vest on January 2, 2026, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for each such quarter, (vi) an aggregate of 90,452 shares of Common Stock issuable upon the exercise of Series A and Series B warrants at a weighted exercise price of $0.22 per share issued in the Company’s August 2024 public offering (the “August 2024 Offering”) and (vii) 860 shares of Common Stock issued in the August 2024 Offering.

(6)      Represents (i) 259 shares of restricted stock granted outside the 2013 LTIP and the 2017 SIP, which vest over a period of 48 months, with one quarter on the anniversary of the grant and 1/16 each subsequent quarter until all shares have vested, so long as Mr. Archer remains in the service of the Company, (ii) 836 shares of restricted stock granted pursuant to the 2023 Plan, which vest commencing on July 3, 2023, with 1/4 of such shares vested on July 3, 2024, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested, so long as Mr. Archer remains in the service of the Company for each such quarter, (iii) 38,000 shares of restricted stock granted pursuant to the 2023 Plan, which vest commencing on January 2, 2025, with 1/4 of such shares to vest on January 2, 2026, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested, so long as Mr. Archer remains in the service of the Company for each such quarter, (iv) 860 shares of Common Stock issued in the August 2024 Offering and (v) an aggregate of 90,452 shares of Common Stock issuable upon the exercise of Series A and Series B warrants at a weighted exercise price of $0.22 per share issued in the August 2024 Offering. In addition, FLG Partners, LLC (“FLG Partners”), of which Mr. Archer is a partner, was granted (i) 14 restricted shares of Common Stock outside the 2013 LTIP and the 2017 SIP, which vested one quarter on July 15, 2022, with subsequent vesting at 6.25% for each three-month period thereafter, (ii) 44 restricted shares of Common Stock, pursuant to the 2023 Plan, which vest commencing on July 3, 2023, with 1/4 of such shares vested on July 3, 2024, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested, and (iii) 2,000 restricted shares of Common Stock, pursuant to the 2023 Plan, which vest commencing on January 2, 2025, with 1/4 of such shares to vest on January 2, 2026, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested. Mr. Archer disclaims beneficial ownership of such shares of Common Stock granted to FLG Partners.

(7)      Represents (i) 876 shares of Common Stock, (ii) stock options exercisable for an aggregate 3,011,307 shares of Common Stock at a weighted exercise price of $0.08 per share, and (iii) an aggregate of 90,452 shares of Common Stock issuable upon the exercise of Series A and Series B warrants at a weighted exercise price of $0.22 per share issued in the August 2024 Offering.

(8)      Represents (i) 860 shares of Common Stock, (ii) stock options exercisable for an aggregate 3,011,268 shares of Common Stock at a weighted exercise price of $0.05 per share, and (iii) an aggregate of 90,452 shares of Common Stock issuable upon the exercise of Series A and Series B warrants at a weighted exercise price of $0.22 per share issued in the August 2024 Offering.

(9)      Represents (i) 860 shares of Common Stock, (ii) stock options exercisable for an aggregate 3,011,258 shares of Common Stock at a weighted exercise price of $0.04 per share, and (iii) an aggregate of 90,452 shares of Common Stock issuable upon the exercise of Series A and Series B warrants at a weighted exercise price of $0.22 per share issued in the August 2024 Offering.

(10)    Represents (i) 880 shares of Common Stock, (ii) stock options exercisable for an aggregate 3,010,511 shares of Common Stock at a weighted exercise price of $0.02 per share, and (iii) an aggregate of 90,452 shares of Common Stock issuable upon the exercise of Series A and Series B warrants at a weighted exercise price of $0.22 per share issued in the August 2024 Offering.

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board, each to serve until the Company’s 2026 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. Pursuant to Nevada law and our Bylaws, directors are to be elected by a plurality of the votes of the shares cast by holders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Chia-Lin Simmons	52	June 14, 2021
Robert Curtis	70	July 25, 2018
John Pettitt	62	March 15, 2022
Barbara Gutierrez	63	May 17, 2022
Carine Schneider	61	October 27, 2023 (April 8, 2025 as Chair of the Board)

Chia-Lin Simmons, President, Chief Executive Officer and Director

Chia-Lin Simmons has served as the President and Chief Executive Officer (“CEO”) and a director of the Company since June 14, 2021. From 2016 to June 2021, Ms. Simmons served as the CEO and co-founder of LookyLoo, Inc., an artificial intelligence social commerce company. Ms. Simmons served as a member of the Board of Directors for Servco Pacific Inc., a global automotive and consumer goods company with businesses in mobility, automotive distribution and sales, and entertainment from 2017 to 2022 and currently serves as a member of its investment board. She is also a member of the Board of Directors of New Energy Nexus, an international organization that supports clean energy entrepreneurs with funds, accelerators and networks and since March 2023, has served as a member of the Board of Directors for Channel Therapeutics Corp (formerly Chromocell), a biotech company developing treatments for chronic pain. From 2014 to 2016, Ms. Simmons served as Head of Global Partner Marketing at Google Play, prior to which, between 2010 and 2014, she served as VP of Marketing & Content for Harman International. She has served as a senior executive or VP at a number of companies, including VP of Strategic Alliances at Audible/Amazon as well as Director of Business Development at AOL/Time Warner. Ms. Simmons received her B.A. in Communications, Magna cum Laude and Phi Beta Kappa, from the University of California, San Diego in 1995. She also received her M.B.A. from Cornell University in 2002, where she was a Park Leadership Fellow, and her J.D. from George Mason University in 2005, and is currently a licensed attorney in the State of New York. The Company believes that Ms. Simmons’ broad technology industry expertise, her experience in product development and launch, and her role as CEO give her the qualifications and skills to serve as a member of the Board.

Carine Schneider, Chair of the Board

Carine Schneider has served as director of the Company since October 27, 2023 and as Chair of the Board since April 8, 2025. She is an experienced and well-connected leader and author in the private market and global compensation industry with deep experience working in consulting, technology & financial services. Since June 2023, Ms. Schneider served as a co-founder of Compass Equity Strategic Advisors, a strategic advisory firm, based in Menlo Park, California. She was named one of the 100 Influential Women in Silicon Valley by the Silicon Valley Business Journal (2017), one of “17 Women to Watch” in 2017 by Brown Brothers Harriman Center on Women and Wealth and received the 2019 ProShare Award for Services to Employee Share Ownership. In March 2022 she was named one of the 20 Most Inspiring Women Leaders by Women Leaders Magazine. In 2021, she published her first book, “The Democratization of the Private Market”. Ms. Schneider was formerly the President, Nasdaq Private Market (NPM),

CEO of Certent (now Insight Software), founder and CEO of Global Shares, Partner at PwC, Director of Strategic Planning with Morgan Stanley, served as President of AST Private Company Solutions, Inc. from January 2019 to June 2023, and was the Leader of the Global Stock Plan Services at Towers Watson. Ms. Schneider served on the Board of Directors of Certent, Global Shares and The Professional Business Women of California (PBWC). In 1992, Ms. Schneider was the founding Executive Director of the National Association of Stock Plan Professionals (NASPP). In 1999, Ms. Schneider founded the Global Equity Organization (GEO). Ms. Schneider has served as Chair Emeritus in for GEO since July 2017. Ms. Schneider was also a founding Board Member of the Santa Clara University CEP Program, having served as its Chair twice. Ms. Schneider started her career as Manager of Shareholder Relations at Oracle Corporation, where she assisted in the initial public offering and managed all aspects of the company’s various stock plans. Ms. Schneider speaks Dutch and English. She received her degree in Psychology & Sociology from the University of California, Santa Cruz. She is a frequent speaker at conferences around the world, including President Obama’s 2016 Global Entrepreneurial Summit. She was invited to join the inaugural class of Fellow Global Equity (FGE) in 2019. We believe that Ms. Schneider is qualified to serve on the Board because she has significant financial expertise, consulting, global compensation, entrepreneurial, and technological expertise.

Robert Curtis, Director

Robert Curtis has served as a director of the Company since July 25, 2018. Dr. Curtis is a 36-year veteran in the biosciences industry. Since 2012, Dr. Curtis has served as a consultant to emerging technology companies in his role at Curtis Consulting & Communications, LLC. From 2014 to 2016, he served as the Executive Chairman and Director of the Trudeau Institute in Saranac Lake, New York and prior to that position, he was Chief Executive Officer of the Regional Technology Development Corporation from 2007 to 2012, a non-profit organization in Woods Hole, Massachusetts, where he was responsible for identifying and commercializing technology from the Marine Biological Laboratory and the Woods Hole Oceanographic Institute. Prior to such roles, Dr. Curtis has been a founder and the CEO of several companies, including HistoRx, Inc., a tissue proteomics company, Cape Aquaculture Technologies, Inc., which developed enhanced non-genetically modified fish, and Lion Pharmaceuticals/Phoenix Drug Discovery LLC, which developed and commercialized university-based technology from some of the leading biomedical institutions in the world. He assisted in the founding of Environmental Operating Solutions, Inc., which applied denitrification technology to wastewater, and which was sold in 2017. He was a co-founder of and CEO of CombiChem, Inc., which was sold to Dupont Pharmaceuticals, and served as founding President and CEO of MetaMorphix, Inc., a joint venture between Genetics Institute, Inc. and The Johns Hopkins School of Medicine. Prior to these entrepreneurial endeavors, Dr. Curtis held senior management positions at Pharmacopeia, Inc., Cambridge Neuroscience, Inc., and Pfizer, Inc. He also served as Assistant Professor of Pharmacy Practice at the University of Illinois Medical Center in Chicago. He currently serves on the Board or as an advisor to a number of private entrepreneurial companies and has served as judge for the annual MIT $100K Business Plan Entrepreneurial Award. He is President of the Falmouth Commodores baseball team and serves on the Executive Committee of the Cape Cod Baseball League. Dr. Curtis holds a BS in Pharmacy from the Massachusetts College of Pharmacy, a Pharm.D. from the University of Missouri, and an MBA from Columbia University.

Dr. Curtis’ significant experience in the biosciences, healthcare, and technology sector as well as his operational background gives him the qualifications and skills necessary to serve as a director of our Company.

John Pettitt, Director

John Pettitt has served as a director of the Company since March 15, 2022. Since October 2017, Mr. Pettitt has served as senior staff software engineer at Google LLC (“Google”), focusing on software development and software engineering management. Prior to his role at Google, Mr. Pettitt served as chief technology officer at Relay Media Inc., a mobile content optimization company, where he focused on software development for digital media, from 2015 until it was acquired by Google in October 2017. Mr. Pettitt has 39 years of experience in communication and e-commerce. An internet pioneer since 1983, Mr. Pettitt has been a founder and chief technology officer of multiple successful companies, including: Specialix PLC, a manufacturer of communications and networking product, which was acquired by Pearl Systems; software.net, the first internet app store and an e-commerce pioneer, currently known as Beyond.com, which became a publicly traded company and was later acquired by Digital River; CyberSource, a world-leading payments and fraud detection company, which became a publicly traded company and was later acquired by Visa; and Relay Media Inc. In addition, Mr. Pettitt has been awarded multiple foundational patents relating to e-commerce, fraud detection and content distribution and management. We believe that Mr. Pettitt brings a deep technical understanding of product and software, combined with a strong entrepreneurial track record, which background gives him the qualifications and skills necessary to serve as a director.

Barbara Gutierrez, Director

Barbara Gutierrez has served as a director of the Company since May 17, 2022. Ms. Gutierrez began her career in public accounting and has directed and improved the financial operations of public, private equity, and privately held companies, with extensive experience with capital transactions including initial public offerings, capital raises, and merger and acquisition transactions. She currently serves as the Chief Financial Officer of Modivcare, Inc (Nasdaq: MODV) and previously served as CFO of InnovAge Holding Corp. (Nasdaq: INNV) from 2017 to 2023. She has served as Chief Financial Officer and Chief People Services Officer for Hero Practice Services, LLC and in senior leadership roles at Strad Energy Services, Jones Knowledge Group, PhyCor, and HCA HealthOne. She has also served as a board member of Jones International University, Camp Fire Girls of Colorado (where she served as treasurer of the Board), and corporate secretary for Strad Energy Services, formerly a TSX-traded company. Ms. Gutierrez is a graduate, magna cum laude, of the University of Denver, and is a certified public accountant and chartered global management accountant. Ms. Gutierrez is qualified to serve on the Board because she is an accomplished leader with more than 30 years of experience in executive and financial leadership roles with high growth, entrepreneurial companies in a range of industries.

Required Vote

Our Charter does not authorize cumulative voting. Nevada law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares cast on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of each of the five (5) director nominees.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF EACH OF THE FIVE (5) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the CEO and other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until our next Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

The Board currently consists of five (5) members: Chia-Lin Simmons, Robert Curtis, John Pettitt, Carine Schneider and Barbara Gutierrez. All of our directors listed as nominees in Proposal No. 1 will serve until our next Annual Meeting of Stockholders and until each of their respective successors are duly elected and qualified.

As our Common Stock had been, up until June 2, 2025, listed on the Nasdaq Capital Market, our determination of the independence of directors had been made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of The Nasdaq Stock Market LLC (“Nasdaq”). Our Board affirmatively determined that Mr. Pettitt, Dr. Curtis and Ms. Gutierrez are “independent directors”, as that term is defined in the Marketplace Rules of Nasdaq (the “Nasdaq Rules”).

Board Meetings and Attendance

During the 2024 fiscal year, the Board held six (6) meetings, which were attended by directors either in person or virtually. Other than John Pettitt who did not attend one meeting, no incumbent director attended fewer than 100% of all Board meetings for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s then-sitting directors, other than Ms. Schneider and Barbara Gutierrez, attended our 2024 Annual Meeting of Stockholders, either in person in the offices of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019 on May 22, 2024 or virtually.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Chia-Lin Simmons, CEO, LogicMark, Inc., 2801 Diode Lane, Louisville, KY 40299. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board has an audit committee (“Audit Committee”), a compensation committee (“Compensation Committee”) and a corporate governance and nomination committee (“Corporate Governance and Nomination Committee”). Each committee has a charter, which is available on our website at www.logicmark.com. Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below. As of July 9, 2025, the members of such committees are:

Audit Committee — Barbara Gutierrez*(1), Robert Curtis and John Pettitt

Compensation Committee — Robert Curtis*, Carine Schneider and John Pettitt

Corporate Governance and Nomination Committee — John Pettitt*, Robert Curtis, Barbara Gutierrez and Carine Schneider

____________

*        Committee Chair

(1)      Audit Committee Financial Expert

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Barbara Gutierrez, Robert Curtis and John Pettitt. Mr. Pettitt, Dr. Curtis and Ms. Gutierrez are each “independent” within the meaning of Rule 10A-3 under the Exchange Act and Nasdaq Rules. Our Board has determined that Ms. Gutierrez shall serve as “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Ms. Gutierrez serves as Chairperson of the Audit Committee.

The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The responsibilities of the Audit Committee include, among other matters:

•        selecting and recommending to our Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

•        approving the fees to be paid to the independent registered public accounting firm;

•        helping to ensure the independence of our independent registered public accounting firm;

•        overseeing the integrity of our financial statements;

•        preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

•        reviewing major changes to our auditing and accounting principles and practices as suggested by our Company’s independent registered public accounting firm, internal auditors (if any) or management;

•        reviewing and approving all related party transactions;

•        reviewing our significant risks or exposures, including the policies to govern the process by which risk assessment and risk management is implemented including, without limitation, policies relating to cybersecurity; and

•        overseeing our compliance with legal and regulatory requirements.

In 2024, the Audit Committee held four (4) electronic or virtual meetings, at which all of the members of the then current Audit Committee were present.

The Audit Committee operates under a written charter adopted by the Board.

Compensation Committee

The members of the Compensation Committee are Carine Schneider, Robert Curtis and John Pettitt. Ms. Schneider, Mr. Pettitt and Dr. Curtis are each “independent” within the meaning of the Nasdaq Rules. In addition, each member of the Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Dr. Curtis serves as Chairperson of the Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include:

•        assisting our Board in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

•        reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our CEO;

•        reviewing, approving and recommending to our Board on an annual basis the evaluation process and compensation structure for our other executive officers;

•        providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

•        reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board as needed, and exercising all the authority of our Board with respect to the administration of such plans;

•        reviewing and recommending to our Board the compensation of independent directors, including incentive and equity-based compensation; and

•        selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

In 2024, the Compensation Committee held one (1) electronic or virtual meeting, at which all of the members of the then current Compensation Committee were present.

The Compensation Committee operates under a written charter adopted by our Board.

Corporate Governance and Nomination Committee

The members of the Corporate Governance and Nomination Committee are John Pettitt, Robert Curtis, Barbara Gutierrez and Carine Schneider. Mr. Pettitt, Dr. Curtis, and Mses. Gutierrez and Schneider are each “independent” within the meaning of the Nasdaq Rules. In addition, each member of the Corporate Governance and Nomination Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. One of the main purposes of the Corporate Governance and Nomination Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Pettitt serves as Chairman of the Corporate Governance and Nomination Committee.

The Corporate Governance and Nomination Committee is responsible for, among other objectives, making recommendations to the Board regarding candidates for directorships; overseeing the evaluation of the Board; reviewing developments in corporate governance practices; developing a set of corporate governance guidelines; and reviewing and recommending changes to the charters of other Board committees. In addition, the Corporate Governance and Nomination Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

The Corporate Governance and Nomination Committee has not adopted a formal policy with regard to consideration of director candidates recommended by security holders. For vacancies which are anticipated on the Board, the Corporate Governance and Nomination Committee intends to seek out and evaluates potential candidates from a variety of sources that may include recommendations by security holders, members of management and the Board, consultants and others. The minimum qualifications for potential candidates for the Board include demonstrated business experience, decision-making abilities, personal integrity and a good reputation. While diversity is not a leading factor in the Corporate Governance and Nomination Committee’s evaluation of potential candidates and there is no formal policy for considering diversity when nominating a potential director, it is a consideration that is evaluated along with other qualifications of potential candidates. In light of the foregoing, it is believed that a formal, written policy and procedure with regard to consideration of director candidates recommended by security holders is not necessary in order for the Corporate Governance and Nomination Committee to perform its duties. The Corporate Governance and Nomination Committee identifies and recommends to the Board individuals qualified to serve as directors of the Company, advises the Board with respect to its committees’ composition, oversees the evaluation of the Board, and oversees other matters of corporate governance. The Corporate Governance and Nomination Committee operates under a written charter adopted by our Board.

In 2024, the Corporate Governance and Nomination Committee did not hold a meeting.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our current directors or executive officers has, during the past ten (10) years:

•        been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•        had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

•        been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

•        been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•        been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•        been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as may be set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the CEO and Chair of the Board or, if the roles are separate, whether the Chair should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Chia-Lin Simmons serves as the CEO of the Company and Carine Schneider serves as Chair of the Board and the lead independent director. The Board believes that the current leadership of the Board, when combined with the other elements of its corporate governance structure, strikes an appropriate balance between strong leadership and independent oversight of the Company’s business and affairs.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. With respect to cybersecurity risks, the Board periodically receives updates from management regarding the Company’s defense and detection capabilities, incidence response plans and employee training activities. The Compensation Committee oversees certain risks related to compensation programs, and the

Corporate Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Hedging Policy

The Company’s insider trading policy prohibits all officers, directors of the Company and its subsidiaries, any other persons designated from time to time by the CFO as being a “Company Insider,” as well as their immediate family members, from participating in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars, and exchange funds, involving Company securities.

DIRECTOR COMPENSATION

During the year ended December 31, 2024, each of our non-employee directors earned fees paid or to be paid in cash and stock options for serving on our Board of Directors. Such compensation was paid to each director in quarterly installments. The following table reflects all compensation awarded to and earned by the Company’s directors for the fiscal year ended December 31, 2024.

Name	Fees Earned ($)	Stock Awards ($)	Stock Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Barbara Gutierrez	65,000	—	49,726	—	—	3,206	117,932
Carine Schneider	63,000	—	37,345	—	—	3,128	103,473
John Pettitt	85,000	—	49,726	—	—	—	134,726
Robert Curtis	63,000	—	49,726	—	—	6,364	119,090

____________

(1)      The directors each received stock options, which were exercisable for shares of Common Stock at an average price of approximately $11.66 per share.

(2)      The Company reimbursed its directors for travel-related expenses.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Chia-Lin Simmons	52	President, Chief Executive Officer and Director
Mark Archer	68	Chief Financial Officer, Treasurer and Secretary

Biographical information about Chia-Lin Simmons appears above on page 8.

Mark Archer, Chief Financial Officer, Treasurer and Secretary

Mark Archer has served as the permanent CFO of the Company since February 15, 2022, and previously served as our Interim CFO from July 15, 2021 to February 15, 2022. Mr. Archer also serves as a partner at FLG Partners, a Silicon Valley CFO and board advisory consultancy firm. Mr. Archer has over 40 years of financial and operational experience, including assignments in high growth technology and consumer products companies. Prior to joining FLG Partners in 2021, from 2017 to 2020, Mr. Archer served as Executive Vice President and CFO of Saxco International LLC, a private equity owned middle market distributor of glass and other rigid packaging solutions to the wine, beer and spirits industries. From 2016 to 2018, Mr. Archer served as President and the CEO of Swarm Technology LLC, a growth stage technology company selling product and subscription services based on IoT architecture. He has served as either Chief Financial Officer or Chief Executive Officer at a number of other public and privately held companies. Mr. Archer received both his B.S. degree in Business Administration and an M.B.A. in Finance from the University of Southern California, where he was a Presidential Scholar.

EXECUTIVE OFFICER COMPENSATION

The disclosure relating to the shares of Common Stock under this “Executive Compensation” section reflects the reverse stock split of the Common Stock that was effected by the Company on November 18, 2024.

Summary Compensation Table for Fiscal Years 2024 and 2023

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer or acted in a similar capacity and the Company’s two other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). We refer to all of these individuals collectively as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Chia-Lin Simmons,	2024	500,000	350,000	46,200	—	—	—	38,839	935,039
CEO(1)	2023	500,000	375,000	181,040	—	—	—	29,669	1,085,709
Mark Archer,	2024	537,392	—	—	—	—	—	41,688	579,080
CFO(2)	2023	572,617	—	64,240	—	—	—	28,979	665,836

____________

(1)      Ms. Simmons was appointed the Company’s CEO and member of the Board on June 14, 2021. Ms. Simmons has been granted (a) 2,480 shares of restricted Common Stock that vest over four years commencing July 3, 2023, and (b) 1,848 shares of restricted Common Stock that vest over four years commencing April 3, 2024, with a quarter of each such grant to vest on the anniversary of such grant, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company.

(2)      Mr. Archer was appointed the Company’s Interim CFO on July 15, 2021, and was appointed the Company’s permanent CFO on February 15, 2022. Salary reflects compensation received by FLG Partners for Mr. Archer’s services along with his salary from the Company. Additional details regarding Mr. Archer’s compensation are summarized below under “Employment Agreements.” Mr. Archer and FLG Partners were granted 836 and 44 shares of restricted Common Stock, respectively, that vest over three years commencing on July 3, 2023, with a quarter vested on July 3, 2024, and the remaining number of such shares to vest at the rate of 6.25% for each three-month period thereafter until the entire award has vested, provided, however, that if Mr. Archer or FLG Partners terminates or ceases to provide services during such three-month period, the portion of the shares that would otherwise vest at the end thereof will vest as of Mr. Archer’s and FLG Partners’ termination or cessation of services.

(3)      Amounts reported in this column reflect the grant date fair value of the restricted stock award granted during the fiscal years ended December 31, 2024, and 2023, as computed in accordance with Financial Accounting Standards Board (“FASB”) ASC 718.

(4)      Other compensation includes primarily employer-paid health insurance.

Employment Agreements

Chia-Lin Simmons

On June 14, 2021, the Company entered into an employment agreement with Chia-Lin Simmons (the “Prior Agreement”), pursuant to which she was appointed our CEO and a member of the Board, effective June 14, 2021, in consideration for an annual cash salary of $450,000. The Prior Agreement provided for incentive bonuses as determined by the Board, a one-time sign-on bonus of $50,000, and employee benefits, including health and disability insurance, in accordance with the Company’s policies, and remains in effect until her employment with the Company is terminated.

Additionally, pursuant to the Prior Agreement and as a material inducement to her acceptance of employment with the Company, the Company offered Ms. Simmons a stock award of 534 shares of restricted Common Stock. Such stock award was approved by the Board’s compensation committee and the shares were issued in accordance with Nasdaq Listing Rule 5635(c)(4) outside of our 2013 LTIP and our 2017 SIP, vesting over a four-year period commencing on October 15, 2021, with a quarter to vest on the anniversary of that date, and thereafter in quarterly amounts until such award has fully vested, so long as Ms. Simmons remains in the service of the Company.

On November 2, 2022, the Company executed an executive employment agreement (the “Simmons Agreement”) with Ms. Simmons, effective as of June 14, 2022, and which supersedes the Prior Agreement. The term of the Simmons Agreement commenced on June 14, 2022, and was to continue through and until August 31, 2025, unless terminated on an earlier date pursuant to the terms set forth in the Simmons Agreement. On May 17, 2025, such term was extended to August 31, 2026 (the “Term) by an amendment to the Simmons Agreement (the “Simmons Amendment”). Pursuant to the Simmons Agreement, Ms. Simmons will receive an annual base salary of $500,000 (the “Base Salary”) and will be eligible to receive an annual bonus as of such effective date (the “Annual Bonus”). The Annual Bonus will have a maximum amount of 100% of Ms. Simmons’ base salary and is contingent upon Ms. Simmons meeting certain annual goals (the “Annual Bonus Goals”) as approved by the Board. Following the close of each fiscal year, the Board’s compensation committee will determine the Annual Bonus within the guidance under the Annual Bonus Goals. The Simmons Agreement also provides that subject to the approval of the Board, Ms. Simmons will be granted restricted shares of Common Stock from time to time during the Term so that the aggregate number of such restricted shares of Common Stock held of record by Ms. Simmons at all times during the Term equals six percent (6%) of the Company’s aggregate issued and outstanding stock as of the applicable date of grant. The Simmons Agreement also provides for certain employee benefits.

Pursuant to the Simmons Agreement, if the Board terminates Ms. Simmons’ employment with Cause (as defined in the Simmons Agreement), or she resigns from the Company without Good Reason (as defined in the Simmons Agreement), then the Company shall pay the Base Salary prorated through the date of termination, at the rate in effect at the time notice of termination is given, together with accrued but unused vacation pay. In addition, Ms. Simmons will retain all of the restricted shares of Common Stock granted pursuant to the Simmons Agreement that have vested as of the date of termination. The Board also may terminate Ms. Simmons without Cause upon sixty (60) days’ written notice. If Ms. Simmons terminates such employment with Good Reason, or such employment is terminated without Cause or due to Ms. Simmons’s death or disability, Ms. Simmons would be entitled to receive the greater of (i) the balance of Base Salary and benefits still owed, and (ii) salary continuation and COBRA coverage for twelve (12) months, and would also be entitled to the target Bonus (irrespective of Annual Bonus Goals) prorated up until the date of termination and accrued but unused vacation pay, payment of both of which will be made at the time of termination, and all unvested restricted shares of Common Stock granted pursuant to the Simmons Agreement will vest in full as of such date of termination. The Simmons Amendment also increased from 35% to 50% certain threshold percentages that would trigger a change in control.

Mark Archer

Effective July 15, 2021, the Board appointed Mr. Archer as Interim CFO of the Company. In connection with the appointment, the Company entered into an agreement, effective July 15, 2021, with FLG Partners (the “FLG Agreement”), of which Mr. Archer is a partner, pursuant to which the Company agreed to pay FLG Partners $500 per hour for its engagement of Mr. Archer’s services as Interim CFO. The FLG Agreement also requires the Company to indemnify Mr. Archer and FLG Partners in connection with Mr. Archer’s services to the Company. The FLG Agreement has an indefinite term and is terminable by the Company or FLG Partners upon 60 days’ prior written notice.

Effective February 15, 2022, the Board appointed Mr. Archer as our permanent CFO. In connection with the appointment, the Company and FLG Partners entered into an amendment to the FLG Agreement, dated February 15, 2022 (the “Amendment”), pursuant to which the Company agreed to amend the fee payable to FLG Partners to $10,000 per week, to permit Mr. Archer to separately invoice the Company for administrative charges of $2,000 per month, payable to Mr. Archer only, and to the issuance of 6,470 restricted shares of Common Stock to Mr. Archer and 341 restricted shares of Common Stock to FLG Partners, a quarter of each such issuance vested on July 15, 2022, with subsequent vesting at 6.25% for each three-month period thereafter. Mr. Archer did not receive any securities of the Company in connection with the FLG Agreement or the Amendment during the fiscal year ended December 31, 2024.

Other Compensation

We provide standard health insurance benefits to our executive officers, as we do with all other eligible employees. We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees. Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our named executive officers during the years ended December 31, 2024 and 2023. We do not have any pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.

We do sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Internal Revenue Code. Employees working 20 hours or more on a consistent weekly basis, and who are on our payroll and who have attained at least 18 years of age are generally eligible to participate in the plan on the first day of employment, contingent upon completion of certain onboarding tasks. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code. Pre-tax contributions by participants and the income earned on those contributions are generally not taxable to participants until withdrawn. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her pre-tax deferrals is 100% vested when contributed. The plan provides for a discretionary employer matching contribution and a discretionary employer profit sharing contribution.

Pay Versus Performance

The following table sets forth compensation information for our CEO, Chia-Lin Simmons, referred to in the tables below as the PEO, and our CFO and other named executive officer, Mark Archer, referred to in the tables below as the NEO, for purposes of comparing their respective compensation to the value of our stockholders’ investments and our net loss, calculated in accordance with SEC regulations, for the fiscal years ended December 31, 2024, 2023 and 2022.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Summary Compensation Table Total for Non-PEO NEO	Compensation Actually Paid to Non-PEO NEO	Net Income (Loss)
	(1)	(2)	(3)	(4)
2024	$935,039	$(186,571)	$579,080	$483,726	$(9,003,745)
2023	$1,085,709	$(482,464)	$665,836	$530,751	$(17,694,271)
2022	$1,440,501	$1,440,500	$944,524	$928,996	$(6,924,965)

____________

(1)      The dollar amounts reported are the amounts of total compensation reported for Ms. Simmons in the Summary Compensation Table for the fiscal years ended December 31, 2024, 2023 and 2022.

(2)      The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Ms. Simmons during the applicable year, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “PEO Equity Award Adjustment Breakout” below for further information.

(3)      The dollar amounts reported are the total compensation reported for our NEO in the Summary Compensation Table for the fiscal years ended December 31, 2024, 2023 and 2022.

(4)      The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEO. The dollar amounts reported are the total compensation reported for our NEO in the Summary Compensation Table for the fiscal years ended December 31, 2024, 2023 and 2022, but also include (i) the year-end fair value of equity awards granted during the reported year that are outstanding and unvested, (ii) the change in the fair value of equity awards that were outstanding and unvested at the end of the prior year, measured through the date on which the awards vested, or through the end of the reported fiscal year, and (iii) the fair value of equity awards that were issued and vested during the reported fiscal year. See the table under “Non-PEO NEO Equity Award Adjustment Breakout” below for further information.

PEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(1)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to PEO
2024	$935,039	$46,200	$46,200	$(1,140,469)	—	$18,858	$(186,571)
2023	$1,085,709	$181,040	$181,040	$(1,121,611)	—	$(446,562)	$(482,464)
2022	$1,440,501	$685,978	$457,269	$(1,339,464)	$228,708	$1,339,464	$1,440,500

____________

(1)      Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table.

Non-PEO NEO Equity Award Adjustment Breakout

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the “Total” compensation of our NEO as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-PEO NEO	Reported Value of Equity Awards for Non-PEO NEO(1)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-PEO NEOs
2024	$579,080	—	—	$(102,046)	—	$6,692	$483,726
2023	$665,836	$64,240	$64,240	$(95,354)	—	$(39,731)	$530,751
2022	$944,524	$396,944	$246,331	—	$135,085	—	$928,996

____________

(1)      Represents the grant date fair value of the equity awards to our Non-PEO NEO, as reported in the Summary Compensation Table

Relationship between Pay and Performance

The Company’s operates a technology driven business and has a history of operating losses as a result of incurring substantial costs to develop and market new products. As provided in our Annual Reports on Form 10-K, such circumstances, taken together with the principles of accounting for such ownership interests, can result in the Company’s net income varying considerably from year to year. Given the nature of Company’s net income and “smaller reporting company” status, the Company does not utilize total stockholder return or net income to analyze its compensation policies. Instead, with respect to the PEO and NEO, compensation primarily includes: (i) base salary and (ii) restricted stock awards that vest and are paid subject to the PEO’s and NEO’s continued employment. Since 2021, the Company has principally oriented its compensation policies toward the Company’s success at developing and deploying new technology to remotely check, manage and monitor safety through personal emergency response systems, and the development and expansion of its presence in related markets.

Outstanding Equity Awards at 2024 Fiscal Year End

The following table provides information relating to the vested and unvested option and stock awards held by our named executive officers as of December 31, 2024. Each award to each named executive officer is shown separately, with a footnote describing the award’s vesting schedule.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable)	Number of Securities Underlying Unexercised Options (#) Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Chia-Lin Simmons(1)(2)(3)(4)	—	—	—	—	—	4,395	656,760	—	—
Mark Archer(5)(6)	—	—	—	—	—	553	96,609	—	—

____________

(1)      Ms. Simmons was granted 534 shares of restricted Common Stock that vest over four years commencing on October 15, 2021, with a quarter to vest on the anniversary of the grant date, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for such quarter.

(2)      Ms. Simmons was granted 409 shares of restricted Common Stock that vest over four years commencing on January 3, 2022, with a quarter to vest on the anniversary of the grant date, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for such quarter.

(3)      Ms. Simmons was granted 2,480 shares of restricted Common Stock that vest over four years commencing on July 3, 2023, with a quarter to vest on the anniversary of the grant date, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for such quarter.

(4)      Ms. Simmons was granted 1,848 shares of restricted Common Stock that vest over four years commencing on April 3, 2024, with a quarter to vest on the anniversary of the grant date, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for such quarter.

(5)      Mr. Archer and FLG Partners were granted 259 and 14 shares of restricted Common Stock, respectively, that vest over three years commencing on February 15, 2022, with a quarter vested on July 15, 2022, with the remaining number of such shares to vest at the rate of 6.25% for each three-month period thereafter until the entire award has vested, provided, however, that if Mr. Archer or FLG Partners terminates or ceases to provide services during such three-month period, the portion of the shares that would otherwise vest at the end thereof will vest as of Mr. Archer’s or FLG Partners’ termination or cessation of services.

(6)      Mr. Archer and FLG Partners were granted 836 and 44 shares of restricted Common Stock, respectively, that vest over three years commencing on July 3, 2023, with a quarter vested on July 3, 2024, with the remaining number of such shares to vest at the rate of 6.25% for each three-month period thereafter until the entire award has vested, provided, however, that if Mr. Archer or FLG Partners terminates or ceases to provide services during such three-month period, the portion of the shares that would otherwise vest at the end thereof will vest as of Mr. Archer’s or FLG Partners’ termination or cessation of services.

(7)      Amounts reflect the grant date fair value of such award granted, as computed in accordance with FASB ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, except compensation arrangements, since the past two fiscal years, there have been no transactions, whether directly or indirectly, between us and any of the Company’s officers, directors, beneficial owners of more than 5% of outstanding shares of Common Stock or outstanding shares of a class of voting preferred stock, or their family members, that exceeded the lesser of (i) $120,000 or (ii) one percent (1%) of the average of the Company’s total assets at year-end for the last two fiscal years.

On November 21, 2023, the Company entered into each of the inducement agreements with certain of its warrant holders (the “Inducement Agreements”), including each of Anson Investments Master Fund LP (“Anson”) and Alpha Capital Anstalt (“Alpha”), pursuant to which the Company induced such warrant holders to exercise for cash their warrants to purchase up to approximately 36,362 shares of Common Stock, at a lower exercise price of (x) $50.00 per share (for the common stock purchase warrants issued pursuant to a firm commitment public offering by the Company that closed on September 15, 2021 (the “Existing September 2021 Warrants”)) and (y) $50.00 per one and one-half share (for the common stock purchase warrants issued pursuant to a firm commitment public offering by the Company that closed on January 25, 2023 (the “Existing January 2023 Warrants” and together with the Existing September 2021 Warrants, the “Existing Warrants”)), during the period from the date of the Inducement Agreements until December 20, 2023. In consideration therefore and upon exercise by such holders of their respective Existing Warrants, the Company agreed to issue such holders new common stock purchase warrants as follows: (A) Series A Warrants to purchase up to a number of shares of Common Stock equal to 200% of the number of shares of Common Stock issued upon exercise of the Existing September 2021 Warrants (up to 3,229 shares), at an exercise price of $50.00 per Series A Warrant Share; and (B) Series B Warrants to purchase up to a number of shares of Common Stock equal to 200% of the number of shares of Common Stock issued upon exercise of the Existing January 2023 Warrants (up to 55,282 shares), at an exercise price of $50.00 per one and one-half Series B Warrant Share. Of the Series A Warrants issued, 50% consisted of Series A-1 Warrants, which are immediately exercisable and expire on the Termination Date (as defined in the Existing September 2021 Warrants) and 50% consisted of Series A-2 Warrants, which were to be exercisable at any time on or after the Stockholder Approval Date (as defined in the Inducement Agreements) and have a term of exercise of five and a half years from the date of the initial closing of the Inducement Agreement transactions. Of the Series B Warrants issued until December 20, 2023, 50% consisted of Series B-1 Warrants, which are immediately exercisable and expire on the Termination Date (as defined in the Existing January 2023 Warrants) and 50% consist of Series B-2 Warrants, which were to be exercisable at any time on or after the Stockholder Approval Date and have a term of exercise of five and a half years from the date of the Initial Closing. Anson exercised an aggregate of 2,000 Existing Warrants pursuant to the Inducement Agreements and received an aggregate of 3,000 Series B-1 Warrants and 3,000 Series B-2 Warrants, and Alpha signed the Inducement Agreements, but did not exercise any Existing Warrants.

On January 25, 2023, the Company closed a firm commitment registered public offering (the “January Offering”) pursuant to which the Company issued (i) 21,170 shares of Common Stock and 423,400 common stock purchase warrants (exercisable for 44,520 shares of Common Stock at a purchase price of $53.19 per share), subject to certain adjustments and (ii) 137,600 pre-funded common stock purchase warrants that were exercised for 6,880 shares of Common Stock at a purchase price of $0.50 per share, subject to certain adjustments and 137,600 warrants to purchase up to an aggregate of 10,320 shares of Common Stock at a purchase price of $63.00 per share and (iii) 32,607 additional warrants to purchase up to 2,445 shares of Common Stock at a purchase price of $63.00 per share, which additional warrants were issued upon the partial exercise by the underwriters of their over-allotment option, pursuant to an underwriting agreement, dated as of January 23, 2023 between the Company and Maxim Group LLC, as representative of the underwriters. The January Offering resulted in gross proceeds to the Company of approximately $5.2 million, before deducting underwriting discounts and commissions of 7% of the gross proceeds (3.5% of the gross proceeds in the case of certain identified investors) and estimated January Offering expenses. The investors in the January Offering included, among others, Anson and Alpha, which had interests in such offering equal to approximately 17% and 18%, respectively.

INSIDER TRADING ARRANGEMENTS AND POLICIES

We have a written insider trading policy that applies to our directors, officers, employees and contractors, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. We intend to disclose future amendments to such policy, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above or in a current report on Form 8-K that we would file with the SEC.

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material non-public information subject to compliance with the terms of our insider trading policy.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with BPM LLP, the Company’s independent registered public accounting firm for the 2024 fiscal year, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee.    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Barbara Gutierrez, Committee Chair

Robert Curtis

John Pettitt

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 2)

BPM LLP (“BPM”) has served as our independent registered public accounting firm since June 17, 2022, and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of an independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares cast at the Annual Meeting, in person or by proxy, and voting on the matter, the Board may reconsider its selection of an independent registered public accounting firm. Even if the appointment is ratified, the ratification is not binding and the Audit Committee of the Board may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

BPM has no interest, financial or otherwise, in our Company. We do not currently expect a representative of BPM to physically attend the Annual Meeting, however, it is anticipated that a BPM representative will be available to participate in the Annual Meeting via telephone in the event such person wishes to make a statement, or in order to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee retained BPM to audit the Company’s consolidated financial statements and the effectiveness of its internal controls as of and for the years ended December 31, 2024 and 2023. For additional information concerning the Audit Committee and its activities with BPM, see “Audit Committee Report” contained in this Proxy Statement and “Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant” below.

Audit Fees

The aggregate audit fees billed by BPM for professional services rendered for the review of our financial statements for the three quarters and the audit for the year ended December 31, 2024, were approximately $267,000. The aggregate audit fees billed by BPM for professional services rendered for the review of our financial statements for the three quarters and the audit for the year ended December 31, 2023, were approximately $286,000.

Audit Related Fees

The Company incurred additional audit related fees of approximately $71,900 rendered by BPM, for the Company’s Registration Statements on Form S-3 and Form S-1 filed by the Company for the year ended December 31, 2024. The Company incurred additional audit related fees of approximately $25,200 rendered by BPM LLP for the Company’s Registration Statements on Form S-3 and Form S-1 filed by the Company for the year ended December 31, 2023.

Tax Fees

For the Company’s fiscal years ended December 31, 2024 and 2023, BPM did not provide any professional services for tax compliance, tax advice, and tax planning.

All Other Fees

The Company did not incur any other fees related to services rendered by BPM for the fiscal years ended December 31, 2024 and 2023.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairperson of the Audit Committee has been delegated the authority by such committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairperson of our Audit Committee must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Charter, Bylaws or applicable law), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock and shares of Series C Preferred Stock, as well as the share of Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of BPM as our independent registered public accountants for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of BPM as our independent registered public accountants for the fiscal year ending December 31, 2025.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF BPM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

PROPOSAL TO AUTHORIZE THE
BOARD TO AMEND THE
CHARTER TO EFFECT A REVERSE STOCK SPLIT OF ALL
OUTSTANDING SHARES OF COMMON STOCK, NO LATER THAN DECEMBER 31, 2025

(Proposal No. 3)

Summary

Our Board has unanimously approved a proposal to amend the Charter to effect a reverse stock split of all of our outstanding shares of Common Stock by a ratio in the range of one-for-three hundred to one-for-seven hundred fifty, to be determined in the Board’s sole discretion (the “Common Stock Reverse Stock Split”), and in any event, no later than December 31, 2025. The proposal provides that if the Common Stock Reverse Stock Split is approved by stockholders, the Board will implement the Common Stock Reverse Stock Split, as soon as practicable or as otherwise required after such approval, for the purposes of complying with certain minimum bid price eligibility requirements in order for the Common Stock to be quoted on higher market tiers of the OTC Markets Group, Inc. (“OTC”), as well as provide the Company with flexibility in the event that the Company determines to uplist the Common Stock to a national exchange, and to improve the marketability and liquidity of the Common Stock.

As previously disclosed by the Company’s Current Report on Form 8-K filed with the SEC on May 30, 2025, the Company received a letter from the Hearings Panel of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Hearings Panel had determined to delist the Common Stock from the Nasdaq Capital Market solely as a result of the Company’s failure to maintain compliance with the minimum bid price requirement of $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2). As of the open of trading on June 2, 2025, the Common Stock was suspended from the Nasdaq Capital Market. The Common Stock is currently quoted on the OTCID Basic Market tier, formerly the Pink Market, operated by OTC (“OTCID”). The Board has determined to approve the Common Stock Reverse Stock Split and this Proposal No. 3 in order to provide the Company with an opportunity to evidence compliance with higher OTC market tier requirements, provide the Company with flexibility in the event that the Company determines to uplist the Common Stock to a national exchange, and to improve the marketability and liquidity of the Common Stock.

The exact ratio of the Common Stock Reverse Stock Split shall be set at a whole number within the above range as determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Common Stock Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining how to implement the Common Stock Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•        the historical trading price and trading volume of our Common Stock;

•        the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Common Stock Reverse Stock Split on the trading market for our Common Stock;

•        our ability to comply with applicable OTC or national exchange standards;

•        the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

•        the anticipated impact of the Common Stock Reverse Stock Split on our ability to raise additional financing; and

•        prevailing general market and economic conditions.

The Common Stock Reverse Stock Split will become effective upon filing of a certificate of change to our Charter with the Secretary of State of the State of Nevada pursuant to NRS 78.2055 (the “Certificate of Change”). The Certificate of Change filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock will hold the same percentage of our outstanding Common Stock immediately following the Common Stock Reverse Stock Split as such stockholder holds immediately prior to the Common Stock Reverse Stock Split.

The text of the form of Certificate of Change, which would be filed with the Secretary of State of the State of Nevada to effect the Common Stock Reverse Stock Split pursuant to NRS 78.2055 is substantially as set forth in Appendix A to this Proxy Statement. The text of such form of Certificate of Change accompanying this Proxy Statement is, however, subject to modification to reflect the exact ratio for the Common Stock Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Nevada, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Common Stock Reverse Stock Split.

Our Board believes that approval of the Certificate of Change to effect the Common Stock Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that such proposal be presented to our stockholders for approval.

Board Requirement to Implement the Common Stock Reverse Stock Split

If this Proposal No. 3 and the Common Stock Reverse Stock Split is approved, the Common Stock Reverse Stock Split will be effected as soon as practicable or otherwise required after approved (with an exchange ratio determined by our Board as described above) in order to evidence compliance with certain OTC or national exchange minimum bid price eligibility requirements, as applicable, in order for the Common Stock to be quoted on higher OTC market tiers or traded on a national exchange. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Common Stock Reverse Stock Split on the trading market for our Common Stock, the number of authorized and unissued shares of Common Stock available, the anticipated impact of the Common Stock Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Common Stock Reverse Stock Split. If our stockholders approve the proposal, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Common Stock Reverse Stock Split, including the specific ratio selected by the Board. If the Board does not implement the Common Stock Reverse Stock Split by December 31, 2025, the authority granted in this proposal to implement the Common Stock Reverse Stock Split will terminate. The Board is requesting authorization to implement the Common Stock Reverse Stock Split up until such time in the event the Company needs to utilize this Proposal No. 3.

Effective Date

If the proposed Certificate of Change to give effect to the Common Stock Reverse Stock Split is approved at the Annual Meeting, subject to the conditions set out in this Proposal No. 3 and any changes to timing that may be required by the office of the Secretary of State of the State of Nevada, then the Common Stock Reverse Stock Split will become effective, as of 5:30 p.m. Eastern Time on the effective date of the Certificate of Change filed with the office of the Secretary of State of the State of Nevada, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock, based on the exchange ratio within the approved range determined by the Board.

Purposes of the Reverse Stock Split

The primary purpose for the Common Stock Reverse Stock Split is based on the Board’s belief that the Common Stock Reverse Stock Split will be necessary to in order for the Common Stock to be quoted on higher OTC market tiers and to improve the marketability and liquidity of the Common Stock. The Common Stock Reverse Stock Split will also provide the Company flexibility in the event that it determines to uplist the Common stock to a national exchange. The Common Stock Reverse Stock Split would not change the number of authorized shares of our Common Stock or the par value of the Common Stock.

Quotation on higher OTC market tiers or trading on a national exchange.    Our Common Stock had been traded on the Nasdaq Capital Market up until the open of trading on June 2, 2025 and is currently quoted on the OTCID. The Board has considered the potential harm to the Company and its stockholders should the Common Stock remain on the OTCID and should OTC not permit the Common Stock to be quoted on higher market tiers, or in the event that the Company determines to uplist the Common Stock to a national exchange, should the Common Stock not be traded thereon. The Company believes the liquidity of our Common Stock will greatly benefit from being quoted on the OTCQB or OTCQX market tiers. Should the Company determine to uplist the Common Stock to a national exchange, the liquidity of the Common Stock could also benefit. Investors are likely to find it less attractive to buy or sell Common Stock at prices below $0.01 per share. The Board believes that the Common Stock Reverse Stock Split is an effective means for us to evidence compliance with the higher OTC market eligibility requirements, would provide the Company with flexibility in the event that the Company determines to uplist the Common Stock to a national exchange, and would mitigate any potential adverse consequences of our Common Stock being quoted on the OTCID by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock.    If this proposal is approved by the stockholders at the Annual Meeting and the Common Stock Reverse Stock Split is implemented, we also believe that the increased market price of our Common Stock expected as a result of implementing the Common Stock Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Common Stock Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Common Stock Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Common Stock Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Common Stock Reverse Stock Split.

For the above reasons, we believe that the Common Stock Reverse Stock Split will help us evidence eligibility with certain OTC requirements, would provide the Company with flexibility in the event that it determines to uplist the Common Stock to a national exchange, and could also improve the marketability and liquidity of our Common Stock, which we believe is in the best interests of the Company and our stockholders.

Risks of the Common Stock Reverse Stock Split

We cannot assure you that the proposed Common Stock Reverse Stock Split will increase our stock price and have the desired effect of becoming eligible for quotation on other OTC market tiers or for trading on a national exchange. The Board expects that the Common Stock Reverse Stock Split will increase the market price of our Common Stock so that we are able to evidence compliance with the applicable OTC eligibility requirements, which would also provide flexibility to uplist the Common Stock to a national exchange should the Company determine to do so. However, the effect of the Common Stock Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. It is possible that the per share price of our Common Stock after the Common Stock Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Common Stock Reverse Stock Split, and the market price per post-Common Stock Reverse Stock Split share of Common Stock may not exceed or remain in excess of OTC or national exchange minimum bid price standards for a sustained period of time, and the Common Stock Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Common Stock Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Common Stock Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Common Stock Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Common Stock Reverse Stock Split. Even if the market price per post-Common Stock Reverse Stock Split share of Common Stock remains in excess of OTC or national exchange applicable minimum bid price standards, we may not be eligible for quotation on certain OTC tiers or any national exchange due to a failure to meet such other OTC or national exchange eligibility requirements, including requirements related to the minimum market value of the public float or the minimum number of round lot holders.

The Common Stock Reverse Stock Split may decrease the liquidity of our Common Stock.    The liquidity of our Common Stock may be harmed by the Common Stock Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Common Stock Reverse Stock Split, particularly if the stock price does not increase as a result of the Common Stock Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Common Stock Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Common Stock Reverse Stock Split

Common Stock.    If this proposal is approved by the stockholders at the Annual Meeting and the Common Stock Reverse Stock Split is implemented, subject to the conditions set out in this Proposal No. 3, the Company will file a Certificate of Change to the Charter with the Secretary of State of the State of Nevada pursuant to NRS 78.2055. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our stock plans, and (ii) the number of shares of Common Stock issuable under, and the exercise price of, our outstanding preferred stock, options and warrants.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Common Stock Reverse Stock Split would apply to all issued shares of our Common Stock, and assuming Proposal No. 4 is approved by the Company’s stockholders and the Board implements the Series C Reverse Stock Split at the same ratio that the Board sets for the Common Stock Reverse Stock Split, as described in Proposal No. 4, the Common Stock Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our Common Stock and Series C Preferred Stock, in the aggregate, immediately prior to the effectiveness of the Common Stock Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our Common Stock and Series C Preferred Stock, in the aggregate, immediately after the Common Stock Reverse Stock Split. Moreover, the number of stockholders of record of the Company’s Common Stock and Series C Preferred Stock will not be affected by the Common Stock Reverse Stock Split. The Common Stock Reverse Stock Split would not result in a change to the number of authorized shares of our Common Stock or the par value of the Common Stock. The Common Stock Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Common Stock Reverse Stock Split, other than those shares needed to satisfy the exercise of the Company’s outstanding warrants, preferred stock and options, these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

•        raising capital to fund our operations and to continue as a going concern;

•        establishing strategic relationships with other companies;

•        providing equity incentives to our employees, officers or directors; and

•        expanding our business or product lines through the acquisition of other businesses or products.

While the Common Stock Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purposes of the Common Stock Reverse Stock Split are as described above.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities.    Pursuant to the terms of the 2013 LTIP Plan, the 2017 SIP and the 2023 Plan (collectively, the “Plans”), the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Common Stock Reverse Stock Split. Based upon the Common Stock Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding options, preferred stock and warrants, and any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, preferred stock, warrants and other then outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Common Stock Reverse Stock Split as was the case immediately preceding the Common Stock Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards and restricted stock units will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Common Stock Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

Quotation or Listing.    Our Common Stock is currently quoted on the OTCID. The Common Stock Reverse Stock Split will directly affect the price of our Common Stock on the OTCID and potentially allow us to evidence compliance with certain other OTC market tier or national exchange standards requiring the closing bid price of the Common Stock to maintain a minimum price. We believe that the Common Stock Reverse Stock Split could also potentially increase our stock price, facilitating compliance with such requirements. Following the Common Stock Reverse Stock Split, we expect our Common Stock will continue to be quoted, at minimum in the near term, on an over-the-counter market under the symbol “LGMK”, although our Common Stock would have a new committee on uniform securities identification procedures (CUSIP) number, which is used to identify our Common Stock.

“Public Company” Status.    We are subject to the “public company” periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Common Stock Reverse Stock Split will not affect our status as a public company. The Common Stock Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions.    It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Common Stock Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Common Stock Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects.    Our Charter presently authorizes 800,000,000 shares of Common Stock and 80,000,000 shares of blank check preferred stock, par value $0.0001 per share. The Common Stock Reverse Stock Split would not change the number of authorized shares of the Common Stock or the par value of the Common Stock, although the Common Stock Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada law and applicable exchange rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Common Stock Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Common Stock Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Common Stock Reverse Stock Split shares of Common Stock in connection with the Common Stock Reverse Stock Split. To the extent any holders of pre-Common Stock Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Common Stock Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Dissenters’ Rights

Under Nevada law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Common Stock Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Common Stock Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Common Stock Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Common Stock Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE COMMON STOCK REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock.    A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partnerships and partners of a partnership holding our Common Stock are urged to consult their tax advisors regarding the U.S. tax consequences of this Common Stock Reverse Stock Split.

The Company intends for the transaction to qualify as a “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and the remainder of the disclosure assumes it will so qualify. However, the Company has not sought and will not seek any ruling from the IRS regarding any matters relating to the transaction, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the transaction could be materially different from those described herein.

Provided that the Common Stock Reverse Stock Split qualifies as a “reorganization,” and except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Common Stock Reverse Stock Split shares of Common Stock for post-Common Stock Reverse Stock Split shares of Common Stock pursuant to the Common Stock Reverse Stock Split. The aggregate adjusted basis of the post-Common Stock Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Common Stock Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Common Stock Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date of the Common Stock Reverse Stock Split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Common Stock Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Common Stock Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Common Stock Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Nevada Agency and Transfer Company, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Common Stock Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Common Stock Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Common Stock Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Common Stock Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Common Stock Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Common Stock Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Common Stock Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Common Stock Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Common Stock Reverse Stock Split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Common Stock Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

•        If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Common Stock Reverse Stock Split shares of Common Stock in registered book-entry form.

•        If you are entitled to post-Common Stock Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock, the Series A and B warrants issued to them in the August 2024 Offering and the equity awards granted to them under our equity incentive plans.

Vote Required and Recommendation

Nevada law and our Bylaws provide that a proposal to amend the Charter to effect a reverse stock split of all outstanding shares of Common Stock shall be determined by a majority of all votes cast by the holders of shares of stock entitled to vote. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock and Series C Preferred Stock, as well as the shares of Series F Preferred Stockon an as-converted to Common Stock basis, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to approve this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

At the Annual Meeting, a vote will be taken on a proposal to amend the Charter to effect the Common Stock Reverse Stock Split.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE COMMON STOCK REVERSE STOCK SPLIT.

PROPOSAL TO AUTHORIZE THE BOARD TO AMEND THE
CHARTER BY AMENDING THE SERIES C CERTIFICATE OF DESIGNATIONS TO
(i) EFFECT A REVERSE STOCK SPLIT OF ALL
OUTSTANDING SHARES OF SERIES C PREFERRED STOCK BY THE SAME RATIO THAT THE
BOARD SELECTS FOR THE COMMON STOCK REVERSE STOCK SPLIT
AND SIMULTANEOUSLY THEREWITH AND
(ii) IF APPLICABLE, PROPORTIONALLY ADJUST THE STATED VALUE OF THE SERIES C
PREFERRED STOCK TO REFLECT THE RATIO SELECTED
FOR THE SERIES C REVERSE STOCK SPLIT

(Proposal No. 4)

Summary

Our Board has unanimously approved a proposal to amend the Charter by amending the Series C Certificate of Designations to effect the Series C Reverse Stock Split by the same ratio that the Board selects for the Common Stock Reverse Stock Split and simultaneously therewith. The proposal provides that our Board shall be required, pursuant to Chapter 78 of the NRS, to effect the Series C Reverse Stock Split, if it determines to implement the Common Stock Reverse Stock Split described in Proposal No. 3, solely for the purpose of maintaining the proportionate relationship of the Series C Preferred Stock to the Common Stock, at the same time the Board effects the Common Stock Reverse Stock Split. The proposal also provides that the Board’s authority to effect the Series C Reverse Stock Split is conditioned on the Board’s implementing the Common Stock Reverse Stock Split at the same ratio as implemented with respect to the Series C Reverse Stock Split. Therefore, if Proposal No. 3 is not approved, or, even if approved, if the Board does not otherwise elect to implement the Common Stock Reverse Stock Split at the same ratio as the Series C Reverse Stock Split, then the Board shall not have authority to effect the Series C Reverse Stock Split pursuant to this Proposal No. 4.

Should the Board proceed with the Series C Reverse Stock Split, the same ratio that is set for the Common Stock Reverse Stock Split shall be set for the Series C Reverse Stock Split, so that the proportionate relationship of the Series C Preferred Stock to the Common Stock remains the same, and so that neither the ratio set for the Common Stock Reverse Stock Split, nor the ratio set for the Series C Preferred Reverse Stock Split, adversely affects the rights, preferences or privileges of the Series C Preferred Stock.

If our Board determines, in its sole discretion, that effecting the Series C Reverse Stock Split is necessary to maintain the proportionate relationship of the Series C Preferred Stock to the Common Stock and it is also in the best interests of the Company and our stockholders, then the Series C Preferred Stock Reverse Stock Split will become effective upon filing of an amendment or certificate to our Series C Certificate of Designations with the Secretary of State of the State of Nevada, as applicable and including as required pursuant to NRS 78.2055. The amendment or certificate filed thereby will set forth the number of shares of Series C Preferred Stock to be combined into one share of our Series C Preferred Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of Series C Preferred Stock will hold (i) the same percentage of our outstanding Series C Preferred Stock and (ii) assuming the implementation of the Common Stock Reverse Stock Split, the same percentage of our outstanding Common Stock and Series C Preferred Stock, in the aggregate, immediately following the Series C Reverse Stock Split as such stockholder holds immediately prior to the Series C Preferred Stock Reverse Stock Split.

Additionally, our Board has unanimously approved a corresponding amendment or certificate to our Series C Certificate of Designations to proportionally adjust (if applicable) the stated value of the Series C Preferred Stock to reflect the ratio selected for the Series C Preferred Stock Split so that the rights and preferences of the Series C Preferred Stock including, without limitation, the amount payable to the holder of the one share of Series C Preferred Stock upon a redemption of the Series C Preferred Stock by the Company would not be affected by the Series C Reverse Stock Split. Any amendment adjusting the stated value of the Series C Preferred Stock is solely conditioned on the implementation of the Series C Reverse Stock Split. In the event that the Series C Reverse Stock Split is not implemented by the Board, the amendment to our Series C Certificate of Designations adjusting the stated value of the Series C Preferred Stock will not be implemented.

The text of the form of amendment to the Series C Certificate of Designations, which would be filed with the Secretary of State of the State of Nevada, to effect (i) the Series C Reverse Stock Split and (ii) the adjustment to the stated value of the Series C Preferred Stock, if applicable and required pursuant to NRS 78.2055, is substantially as set forth in

Appendix B to this Proxy Statement. The text of such form of amendment accompanying this Proxy Statement is, however, subject to modification to reflect the exact ratio for the Series C Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Nevada, or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Series C Reverse Stock Split.

Our Board believes that approval of the amendments to the Series C Certificate of Designations to (i) effect the Series C Reverse Stock Split and (ii) adjust the stated value of the Series C Preferred Stock is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Implementation of the Series C Reverse Stock Split

The Series C Reverse Stock Split will be effected, if at all, only upon a determination by our Board to implement the Common Stock Reverse Stock Split, in which case the Board will also implement the Series C Reverse Stock Split (at the same ratio determined by our Board for the Common Stock Reverse Stock Split as described above) in order to maintain the proportionate relationship of the Series C Preferred Stock to the Common Stock. No further action on the part of stockholders would be required to implement the Series C Reverse Stock Split. If our stockholders approve the proposal, and the Board effects the Series C Reverse Stock Split, we would communicate to the public, prior to the Effective Date, additional details regarding the Series C Reverse Stock Split, including the specific ratio selected by the Board. Notwithstanding the foregoing, the Board’s authority to effect the Series C Reverse Stock Split is conditioned on the Board’s also implementing the Common Stock Reverse Stock Split at the same ratio as implemented with respect to the Series C Reverse Stock Split. Therefore, if Proposal No. 3 is not approved, or, even if approved, if the Board does not otherwise elect to implement the Common Stock Reverse Stock Split at the same ratio as the Series C Reverse Stock Split, then the Board shall not have authority to effect the Series C Reverse Stock Split pursuant to this Proposal No. 4.

If the Board does not implement the Series C Reverse Stock Split upon stockholder approval and at the same time the Board effects the Common Stock Reverse Stock Split, the authority granted in this proposal to implement the Series C Reverse Stock Split will terminate. The Board is requesting authorization to implement the Series C Reverse Stock Split up until such time in the event the Company needs to utilize this Proposal No. 4 in order to maintain the proportionate relationship of the Series C Preferred Stock to the Common Stock.

Adjustment to the Stated Value of the Series C Preferred Stock

The amendment to our Series C Certificate of Designations will be effected, if at all, only upon the implementation of the Series C Reverse Stock Split so that the rights and preferences of the Series C Preferred Stock including, without limitation, the amount payable to the holder of the one share of Series C Preferred Stock upon a redemption of the Series C Preferred Stock by the Company, would not be affected by the Series C Reverse Stock Split.

Effective Date

If the proposed amendment to the Charter by amending the Series C Certificate of Designations to (i) give effect to the Series C Preferred Stock Reverse Stock Split and (ii) adjust the stated value of the Series C Preferred Stock is approved at the Annual Meeting, and the Board effects the Series C Reverse Stock Split as a result of its determination to implement the Common Stock Reverse Stock Split, the Company will file the amendment to the Series C Certificate of Designations with the office of the Secretary of State of Nevada, as applicable and required pursuant to NRS 78.2055, on the Effective Date and it will become effective as of 5:30 p.m. Eastern Time on the Effective Date, subject to any changes to timing that may be required by the office of the Secretary of State of the State of Nevada. Except as explained below with respect to fractional shares, each issued share of Series C Preferred Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Series C Preferred Stock, based on the exchange ratio within the approved range determined by the Board.

Purpose of the Series C Reverse Stock Split

The sole purpose for the Series C Reverse Stock Split is based on the Board’s belief that the Series C Preferred Stock Split will be necessary to maintain the proportionate relationship of the Series C Preferred Stock to the Common Stock.

Principal Effects of the Series C Reverse Stock Split and Adjustment to the Stated Value of the Series C Preferred Stock

Series C Preferred Stock.    If this proposal is approved by the stockholders at the Annual Meeting and the Board effects the Series C Reverse Stock Split, as a result of its determination to implement the Common Stock Reverse Stock Split, and thus amend the Charter by amending the Series C Certificate of Designations, the Company will file a certificate of amendment to the Series C Certificate of Designations with the Secretary of State of the State of Nevada, if applicable and required pursuant to NRS 78.2055.

There is only one holder of our Series C Preferred Stock. Because the Series C Reverse Stock Split would be applied proportionately to the outstanding shares of Series C Preferred Stock as the application of the Common Stock Reverse Stock Split would be applied to the outstanding shares of Common Stock, the proposed Series C Reverse Stock Split would not alter the Series C Preferred stockholder’s percentage ownership of the outstanding shares of Series C Preferred Stock or the outstanding shares of Common Stock and Series C Preferred Stock, in the aggregate. Such holder will continue to hold one hundred percent (100%) of the voting power of the outstanding shares of our Series C Preferred Stock immediately after the Series C Reverse Stock Split. Such holder will also continue to hold the same percentage of the voting power of the outstanding shares of our Common Stock and Series C Preferred Stock, in the aggregate, after the Series C Reverse Stock Split. One (1) share of Series C Preferred Stock shall continue to carry the same voting rights as one (1) share of Common Stock. The Series C Reverse Stock Split would not change the number of authorized shares of our blank check preferred stock, par value $0.0001 per share, nor will it change the number of designated shares of Series C Preferred Stock. The Series C Reverse Stock Split will have the effect of creating unreserved designated shares of Series C Preferred Stock. We have no current arrangements or understandings providing for the issuance of the additional shares of Series C Preferred Stock that would be made available for issuance upon effectiveness of the Series C Reverse Stock Split; provided, however, if we plan to issue any additional shares of Series C Preferred Stock, pursuant to the provisions of the Series C Certificate of Designations, we would be required to obtain the approval of the holder of Series C Preferred Stock to do so.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities.    We do not have any employee plans which provide for the issuance of our Series C Preferred Stock.

Listing.    Our Series C Preferred Stock is not listed and does not trade on any stock or securities exchange.

Authorized but Unissued Shares; Potential Anti-Takeover Effects.    Our Charter presently authorizes 80,000,000 shares of blank check preferred stock, par value $0.0001 per share, 2,000 shares of which are designated as Series C Preferred Stock. The Series C Reverse Stock Split would not change the number of authorized shares of the Company’s blank check preferred stock as designated or the par value of the blank check preferred stock. Therefore, because the number of issued and outstanding shares of Series C Preferred Stock would decrease, the number of shares of Series C Preferred Stock remaining available for issuance by us in the future would increase. We have no current arrangements or understandings providing for the issuance of the additional shares of Series C Preferred Stock that would be made available for issuance upon effectiveness of the Series C Reverse Stock Split; provided, however, if we plan to issue any additional shares of Series C Preferred Stock, pursuant to the provisions of the Series C Certificate of Designations, we would be required to obtain the approval of the holder of Series C Preferred Stock to do so.

Fractional Shares

We will not issue fractional certificates for post-Series C Reverse Stock Split shares of Series C Preferred Stock in connection with the Series C Reverse Stock Split. Since there is only one share of Series C Preferred Stock outstanding, to the extent the holder of the one pre-Series C Reverse Stock Split share of Series C Preferred Stock is entitled to fractional shares of Series C Preferred Stock as a result of the Series C Reverse Stock Split, the Company will round up such fractional share so such holder will continue to hold one whole share of Series C Preferred Stock. In such an event, the stated value of each share of Series C Preferred Stock provided in the Series C Certificate of Designations will remain $2,000,000 per share, so that the rights and preferences of the holder of the Series C Preferred Stock including, without limitation, the amount payable to the holder of the one share of Series C Preferred Stock upon a redemption of the Series C Preferred Stock by the Company, would not be affected by the Series C Reverse Stock Split.

No Dissenters’ Rights

Under Nevada Law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Series C Preferred Stock Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The holders of the one share of Series C Preferred Stock should consult with its personal tax advisors concerning any tax matters relating to the proposed Series C Reverse Stock Split and adjustments, if any, to the stated value of the Series C Preferred Stock.

Exchange of Stock Certificates

The holder of the one share of Series C Preferred Stock may, but shall not be required to, exchange each certificate representing its share of Series C Preferred Stock outstanding before the Series C Reverse Stock Split for the new share of Series C Preferred Stock resulting from the Series C Reverse Stock Split. The Company will provide a new certificate upon a written request by such holder of Series C Preferred Stock accompanied by such holder’s pre-Series C Preferred Stock Split share certificate being exchanged.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal.

Vote Required and Recommendation

Nevada law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Charter, Bylaws or applicable law), the affirmative vote of a majority of the shares cast and entitled to vote on the matter will be required for approval.

NRS 78.390 requires that we obtain the approval of the majority of the shares of Series C Preferred Stock outstanding and entitled to vote, separately as a class, in addition to the approval of the majority of the shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, outstanding and entitled to vote, in the aggregate, if we take any action that adversely affects the powers, preferences or rights of our Series C Preferred Stock. The provisions of our Series C Certificate of Designations requires that we obtain the approval of the holders of at least seventy percent (70%) of the outstanding shares of our Series C Preferred Stock, separately as a class, in addition to the approval of the majority of the shares of Common Stock and Series C Preferred Stock, outstanding and entitled to vote, in the aggregate, if we take any action that adversely affects the rights, preferences or privileges of the holders of our Series C Preferred Stock. Such separate approval would also be required if we were increasing or reducing the number of shares designated as Series C Preferred Stock. Since the Series C Reverse Stock Split can be implemented only if the ratio is the same as the ratio for the Common Stock Reverse Stock Split, and, further, since the stated value of the Series C Preferred Stock must be proportionately adjusted to reflect the ratio selected for the Series C Reverse Stock Split, the rights, preferences and privileges of the holder of the Series C Preferred Stock will not be affected adversely or disproportionately compared to the rights of the holders of our Common Stock. Additionally, we are not proposing to increase or reduce the number of shares designated as Series C Preferred Stock.

Accordingly, the affirmative vote of a majority of all votes cast by the holders of the shares of Common Stock and the Series C Preferred Stock, as well as the Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, and entitled to vote on the matter will be required to (i) approve the Series C Reverse Stock Split and (ii) adjust the stated value of the Series C Preferred Stock as stated herein.

At the Annual Meeting, a vote will be taken on a proposal to amend the Charter to effect (i) the Series C Reverse Stock Split and (ii) if applicable, adjust the stated value of the Series C Preferred Stock as provided herein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE SERIES C REVERSE STOCK SPLIT AND THE ADJUSTMENT, IF APPLICABLE, TO THE STATED VALUE OF THE SERIES C PREFERRED STOCK.

PROPOSAL TO AUTHORIZE THE BOARD TO AMEND THE
CHARTER BY DELETING LANGUAGE PROHIBITING THE COMPANY FROM DECREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OR PREFERRED STOCK BELOW THE APPLICABLE NUMBER OF SHARES THEREOF THEN OUTSTANDING

(Proposal No. 5)

Summary

Our Board has unanimously approved a proposal to amend the Charter by deleting language prohibiting the Company from decreasing the number of authorized shares of Common Stock or preferred stock below the applicable number of shares thereof then outstanding and to make other technical amendments to the Charter due to such deletion (the “Certificate of Amendment”). Article IV, Section 1 of the Charter currently provides as follows:

“Section 1. Authorized Capital Stock.    The Company is authorized to issue two classes of capital stock, designated as Common Stock and Preferred Stock (each as defined below). The total number of shares of capital stock that the Company is authorized to issue is 880,000,000 shares, consisting of 800,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 80,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (“Preferred Stock”). Subject to (i) any rights of the holders of any series of Preferred Stock pursuant to a certificate of designation currently in effect establishing such series of Preferred Stock in accordance with the ACT (a “Certificate of Designation”) and (ii) any provision of the ACT requiring otherwise, the number of authorized shares of any of the Common Stock or Preferred Stock (or series thereof) may be increased or decreased (but not below the applicable number of shares thereof then outstanding) by the vote required by the holders of such shares of such Common Stock or Preferred Stock pursuant to the Company’s bylaws (as may be further amended, restated, modified or supplemented from time to time, the “Bylaws”).”

The above provision is not required by the NRS and the Board believes such provision limits the ability of the Board to conduct reverse stock splits in the future pursuant to NRS 78.207, which, among other things, permits the Board to effect reverse stock splits without requiring the Company to first obtain stockholder approval if such a change decreases the number of outstanding shares of any class or series of the Company’s capital stock and correspondingly decreases the number of authorized shares of such class or series. In the event that the Board determines that it would be in the best interests of the Company and its stockholders to effect a reverse stock split such that the number of then-authorized shares would be reduced below the number of then-outstanding shares, Article IV, Section 1 of the Charter would prohibit the Board from taking such action. The Board does not believe there is a compelling reason for such a restriction and believes that it does not serve to protect or benefit in any material way the Company’s stockholders. As a result, the Board has unanimously approved modifying Article IV, Section 1 of the Charter as follows:

“Section 1. Authorized Capital Stock.    The Company is authorized to issue two classes of capital stock, designated as Common Stock and Preferred Stock (each as defined below). The total number of shares of capital stock that the Company is authorized to issue is 880,000,000 shares, consisting of 800,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 80,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (“Preferred Stock”).”

The Certificate of Amendment would provide the Company with greater flexibility to effect reverse stock splits that have the effect of reducing the number of the Company’s authorized shares of capital stock to levels it believes appropriate without restrictions, based on the factors it deems relevant at such time, including, without limitation, the anticipated impact on the Company’s ability to secure future financing, the historical trading price and volume of the Common and prevailing general market and economic conditions. As a result, the Board believes approval of Proposal No. 5 would benefit the Company and its stockholders by providing the Company with more options depending on its capitalization requirements at any particular time.

In addition, as a result of such proposed deletions to Article IV, Section 1 and in order to maintain the consistency of certain defined terms used in the Charter, other technical amendments to the Charter would be required, as follows:

(i)     Article IV, Section 2(b) of the Charter would be amended and restated in its entirety as follows to now include the definition of “Certificate of Designation” previously included in Article IV, Section 1:

“(b) Voting.    Subject to the rights of the holders of any series of Preferred Stock, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each shares of Common Stock held of record by such holder as of the record date for such meeting. Notwithstanding any other provision of these articles of incorporation (as may be further amended, restated, modified or supplemented from time to time, the “Articles of Incorporation”) to the contrary, the holders of Common Stock will not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation currently in effect establishing a series of Preferred Stock in accordance with the ACT (a “Certificate of Designation”) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Certificate of Designation) or the ACT. ”

; and

(ii)    Article V of the Charter would be amended and restated in its entirety as follows to now include the definition of “Bylaws” previously included in Article IV, Section 1:

“The Board may make, amend and repeal the Company’s bylaws (as may be further amended, restated, modified or supplemented from time to time, the “Bylaws”). Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such Bylaw so made or amended) or by the Stockholders in the manner provided in the Bylaws.”

The Certificate of Amendment will become effective upon its filing with the Secretary of State of the State of Nevada pursuant to NRS 78.390 and will reflect the updated language above. The text of the form of Certificate of Amendment is substantially as set forth in Appendix C to this Proxy Statement. The text of such form of Certificate of Amendment accompanying this Proxy Statement is, however, subject to modification to reflect any changes that may be required by the office of the Secretary of State of the State of Nevada, or that the Board may determine to be necessary or advisable ultimately to comply with applicable laws.

Our Board believes that approval of the Certificate of Amendment is in the best interests of the Company and our stockholders and has unanimously recommended that such proposal be presented to our stockholders for approval.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal.

Vote Required and Recommendation

Nevada law and our Bylaws provide that a proposal to amend the Charter shall be determined by the affirmative vote of the holders of a majority of the voting power of the shares of Common Stock issued and outstanding as of the Record Date. Accordingly, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series C Preferred Stock, as well as the shares of Series F Preferred Stock on an as-converted to Common Stock basis, in the aggregate, entitled to vote on the matter, will be required to approve this proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against this Proposal No. 5.

At the Annual Meeting, a vote will be taken on a proposal regarding the Certificate of Amendment.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE CERTIFICATE OF AMENDMENT.

FUTURE STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be eligible to be included in our Proxy Statement and proxy card for our 2026 annual meeting of stockholders (the “2026 Annual Meeting”), the proposal must be submitted to our Corporate Secretary at our principal offices, on or before April 17, 2026 and concern a matter that may be properly considered and acted upon at the annual meeting in accordance with Rule 14a-8 under the Exchange Act. If we hold our 2026 Annual Meeting more than 30 days before or after August 15, 2026 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act (“Non-Rule 14a-8 Proposals”) in connection with the 2026 Annual Meeting must be received by the Company by July 1, 2026 or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act, unless we hold our 2026 Annual Meeting more than 30 days before or after August 15, 2026, in which case we will disclose the new deadline in the same manner described above in this section.

In addition, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 16, 2026, provided that in the event that the date of the 2026 Annual Meeting is advanced or delayed by more than 30 days from August 15, 2026, then such notice must be provided by the later of 60 days prior to the date of the 2026 Annual Meeting or the 10th day after the Company first publicly announces the date of the 2026 Annual Meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock, Series C Preferred Stock or Series F Preferred Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our directors, officers and employees may also be made of some stockholders following the original solicitation. The Company has retained Alliance Advisors, LLC to assist with the solicitation of proxies for a project management fee of $13,000 plus reimbursement for out-of-pocket expenses. All solicitation costs will be borne by the Company.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

INCORPORATION OF DOCUMENTS BY REFERENCE

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. The SEC permits us to “incorporate by reference” into this Proxy Statement the information that we file with the SEC under the Exchange Act, which means that we can disclose important information to you by referring you to such information. Information that is incorporated by reference is considered to be part of this Proxy Statement. We have filed with the SEC and incorporate by reference in this Proxy Statement, except as superseded, supplemented or modified by this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 31, 2025.

You are encouraged to review such Annual Report on Form 10-K, together with any subsequent information that we filed or will file with the SEC and other publicly available information. Copies of this Proxy Statement and such Annual Report on Form 10-K are also available on our website at https://investors.logicmark.com/financial-information/sec-filings. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.

*************

It is important that the proxies be returned promptly and that your shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

July 10, 2025	By Order of the Board of Directors,
/s/ Mark Archer
Mark Archer
Chief Financial Officer

APPENDIX A

FORM OF CERTIFICATE OF CHANGE

TO

ARTICLES OF INCORPORATION OF

LOGICMARK, INC.

A-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: LogicMark, Inc. Entity or Nevada Business Identification Number (NVID): NV20232804130
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 800,000,000 shares of Common Stock, par value $0.0001 per share 80,000,000 shares of Preferred Stock, par value $0.0001 per share
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 800,000,000 shares of Common Stock, par value $0.0001 per share 80,000,000 shares of Preferred Stock, par value $0.0001 per share
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: One share of Common Stock will be issued to each record holder after the change for every [ ] shares held by such holder immediately prior to the change.
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: Any fractional share of Common Stock that would otherwise result from the change will be rounded up to the nearest whole share.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ______________________ Chief Financial Officer Signature of Officer Title Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

Page 1 of 1
Revised: 8/1/2023

A-2

APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF

SERIES C NON-CONVERTIBLE VOTING PREFERRED STOCK OF

LOGICMARK, INC.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
X **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: LogicMark, Inc. Entity or Nevada Business Identification Number (NVID): NV20232804130
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series C Non-Convertible Voting Preferred Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. X Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* See attached.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X ______________________ Date: Signature of Officer

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 8/1/2023

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF
SERIES C NON-CONVERTIBLE VOTING PREFERRED STOCK OF
LOGICMARK, INC.

The undersigned, Mark Archer, Chief Financial Officer of LogicMark, Inc. (the “Corporation”), pursuant to the provisions of the Nevada Revised Statutes of the State of Nevada, does hereby certify and set forth as follows:

1.    The date on which the Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock of the Corporation (the “Initial Certificate of Designations”), was originally filed with the Secretary of State of the State of Nevada was June 1, 2023, and except for the Certificate of Amendment to the Initial Certificate of Designations filed with the Secretary of State of the State of Nevada on November 18, 2024 (such amendment, collectively with the Initial Certificate of Designations, the “Certificate of Designations”), the Certificate of Designations has not been amended or modified and is in full force and effect as of the date hereof.

2.    A new Section 13 shall be added to the Certificate of Designations, which shall read as follows:

“13. REVERSE STOCK SPLIT. Upon the filing of this certificate of amendment with the Secretary of State of the State of Nevada (the “Effective Time”), each [•] ([•]) outstanding shares of Series C Preferred Stock outstanding immediately prior to the Effective Time (the “Old Series C Preferred Stock”) shall be combined and converted into one (1) share of Series C Preferred Stock (the “New Series C Preferred Stock”) based on a ratio of one share of New Series C Preferred Stock for each [•] ([•]) shares of Old Series C Preferred Stock (the “Reverse Split Ratio”).

The Reverse Split shall occur without any further action on the part of the Company or the holders of shares of New Series C Preferred Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Series C Preferred Stock shall be deliverable upon the Reverse Split, all of which shares of New Series C Preferred Stock shall be rounded up to the nearest whole number of such shares. All references to “Series C Preferred Stock” in this Certificate of Designations shall be to the New Series C Preferred Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Series C Preferred Stock shall, after the Effective Time, represent a number of shares of New Series C Preferred Stock as is reflected on the face of such certificates for the Old Series C Preferred Stock, divided by the Reverse Split Ratio and rounded up to the nearest whole number. The Company shall not be obligated to issue new certificates evidencing the shares of New Series C Preferred Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Company or its transfer agent, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.”

3.    All other provisions of the Certificate of Designations shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Designations to be signed by the undersigned, a duly authorized officer of the Corporation, and the undersigned has executed this Certificate of Amendment and affirms the foregoing as true and under penalty of perjury this [•] day of [•], 2025.

LOGICMARK, INC.
By:
	Name:	Mark Archer
	Title:	Chief Financial Officer

APPENDIX C

FORM OF CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION OF

LOGICMARK, INC.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: LogicMark, Inc. Entity or Nevada Business Identification Number (NVID): NV20232804130
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☒ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☒ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____ Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) Article IV, Sections I and 2(b), Article V are amended and restated as set forth on Exhibit A. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Chief Financial Officer Signature of Officer or Authorized Signer — Title X ______________________ ______ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

EXHIBIT A

“ARTICLE IV

Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated as Common Stock and Preferred Stock (each as defined below). The total number of shares of capital stock that the Company is authorized to issue is 880,000,000 shares, consisting of 800,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 80,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (“Preferred Stock”).”

“(b) Voting. Subject to the rights of the holders of any series of Preferred Stock, the holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting. Notwithstanding any other provision of these articles of incorporation (as may be further amended, restated, modified or supplemented from time to time, the “Articles of Incorporation”) to the contrary, the holders of Common Stock will not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation currently in effect establishing a series of Preferred Stock in accordance with the ACT (a “Certificate of Designation”) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Certificate of Designation) or the ACT.”

“ARTICLE V

The Board may make, amend and repeal the Company’s bylaws (as may be further amended, restated, modified or supplemented from time to time, the “Bylaws”). Any Bylaw made by the Board under the powers conferred hereby may be amended or repealed by the Board (except as specified in any such Bylaw so made or amended) or by the Stockholders in the manner provided in the Bylaws.”

PROXY VOTING INSTRUCTIONS NAME & ADDRESS HERE Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to www.AALvote.com/LGMK Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. Vote in Person If you would like to vote in person, please attend the Annual Meeting to be held on August 15, 2025 at 12:00 p.m. Eastern Time. YOUR CONTROL NUMBER As a stockholder of LogicMark, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm, Eastern Time, on August 14, 2025. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. LogicMark, Inc. ANNUAL MEETING OF STOCKHOLDERS August 15, 2025 at 12:00 p.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LOGICMARK, INC. The undersigned, revoking all prior proxies heretofore given, hereby appoints Mark Archer as attorney-in-fact and agent of the undersigned, with full power of substitution, to act as proxy to vote all shares of common stock, Series C preferred stock and Series F preferred stock (voting on an as-converted to common stock basis), as applicable, of LogicMark, Inc., a Nevada corporation, that the undersigned would be entitled to vote at the Annual Meeting of Stockholders scheduled to be held on August 15, 2025 at 12:00 p.m. Eastern Time, including at any adjournments, postponements, or continuations thereof, with all powers that the undersigned would possess if personally present. Please check here if you plan to attend the Annual Meeting of Stockholders on August 15, 2025 at 12:00 p.m. Eastern Time at the offices of Sullivan & Worcester, LLP at 1251 Avenue of the Americas, 19th Floor, New York, NY 10020. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Annual Meeting. NAME & ADDRESS HERE This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. Signature Date Title Signature (Joint Owners) YOUR CONTROL NUMBER NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Address Change: (If you noted any Address Changes above, please mark box.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 15, 2025: The Proxy Statement and our 2024 Annual Report on Form 10-K are available at: https://web.viewproxy.com/LGMK/2025 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR each of the nominees listed in Proposal No. 1 and FOR each of Proposal Nos. 2, 3, 4 and 5. Your Board of Directors recommends a vote FOR each of the nominees listed in Proposal No. 1. Please mark your votes like this 1. ELECTION OF DIRECTORS: FOR WITHHELD (1) Chia-Lin Simmons (2) Robert Curtis (3) John Pettitt (4) Barbara Gutierrez (5) Carine Schneider Your Board of Directors recommends a vote FOR each of Proposal Nos. 2, 3, 4 and 5. 2. Ratify the appointment of BPM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025. FOR AGAINST ABSTAIN 3. Authorize the board of directors (the “Board”) to amend the Company’s articles of incorporation, as amended, as then in effect (the “Charter”), to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), by a ratio in the range of one-for-three hundred to one-for-seven hundred fifty, no later than December 31, 2025. 4. Authorize the Board to amend the Charter by amending the Company’s Certificate of Designations, Preferences and Rights of Series C Non-Convertible Voting Preferred Stock, as amended, and then in effect (the “Series C Certificate of Designations”) to (i) effect a reverse stock split of all of the Company’s outstanding shares of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), by the same ratio that the Board selects for the reverse stock split of Common Stock described in Proposal No. 3 (the “Series C Reverse Stock Split”) and (ii) if applicable, proportionally adjust the stated value of the Series C Preferred Stock to reflect the ratio selected for the Series C Reverse Stock Split. 5. Authorize the Board to amend the Charter by deleting language prohibiting the Company from decreasing the number of authorized shares of Common Stock or preferred stock below the applicable number of shares thereof then outstanding, and to make other technical amendments to the Charter due to such deletion.